EXHIBIT 99.1
                                                   FORM OF PROSPECTUS SUPPLEMENT


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PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 1998)                 $________________

                   _________________________ Trust _________

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                       $__________ Class A-1 Certificates

                       $__________ Class A-2 Certificates

                       $__________ Class A-3 Certificates

                       $__________ Class A-4 Certificates


                                ----------------
                                    (Seller)


                                ----------------
                                   (Servicer)

                        Home Equity Securitization Corp.

                                  (Depositor)

              Mortgage Pass-Through Certificates, Series _________

          Principal and interest payable monthly, commencing _________

                           -------------------------

     The ________________ Series _________ Mortgage Pass-Through Certificates (the "Certificates") will consist of four Classes of senior Certificates (the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates" and, collectively, the "Class A Certificates"), and one Class of residual Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby. The Class A-1 Pass-Through Rate is an adjustable rate which shall be equal to the lesser of the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR") plus ___% per annum and the Weighted Average Rate Cap (as defined herein), the Class A-2 Pass-Through Rate is a fixed rate of _____% per annum, the Class A-3 Pass-Through Rate is a fixed rate of ____% per annum, and the Class A-4 Pass-Through Rate is a fixed rate of ______% per annum (subject to certain step-up provisions described herein). Interest on the Class A-1 Certificates is payable on the basis of a _____-day year and the actual number of days elapsed. Interest on the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates is payable monthly at one-twelfth the related Pass-Through Rate.

     The Certificates will evidence in the aggregate all of the beneficial ownership interests in a specified portion of a trust fund (the "Trust") whose assets will be divided into two segregated pools of assets ("Group I", "Group II" and, generically, a "Group"). The assets of the Trust will consist primarily of (i) a pool of home equity floating rate revolving credit line loans (the "HELOCs") and (ii) a pool of closed end fixed rate home equity loans (the "HELs") secured in either case by mortgages on residential one-to-four-family properties (the "Loans" and together with all other assets of the Trust, the "Trust Fund"). An election will be made to treat certain assets of the Trust Fund as a REMIC (the "_________ REMIC"). The HELOCs will be assigned to a separate group ("Group I") and the HELs will be assigned to a separate group ("Group II"). The interest rate on the HELOCs will be adjustable based on the highest prime rate published in the "Money Rates" section of The Wall Street Journal on the last Business Day of the month of the applicable period. The HELs will each bear interest at fixed rates.

                                INSURERER'S LOGO

     The Depositor has caused _________ (the "Certificate Insurer") to issue two certificate guaranty insurance policies (the "Certificate Insurance Policies") for the benefit of the Class A Certificateholders pursuant to which it will guarantee certain payments to the Class A Certificateholders as described herein.

                                                  (Cover continued on next page)

     Prospective Investors should consider the factors set forth under "Risk Factors" appearing on pages S-__ through S-__

     If  purchased at a price other than par, a Class A  Certificate's  yield to maturity will be sensitive to the rate and timing of principal payments (including prepayments) on the Loans, the majority of which may be prepaid at any time without penalty. Investors in the Class A Certificates should consider the associated risks, including, in the case of Class A Certificates purchased at a discount (or premium), the risk that a slower (or faster) than anticipated rate of payments in respect of principal (including prepayments) on the Loans could result in an actual yield that is lower than anticipated. See "Description of the Certificates--Flow of Funds" in this Prospectus Supplement and "Prepayment and Yield Considerations" in the Prospectus.

THESE SECURITIES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR,
     THE ORIGINATOR, THE SERVICER, THE CERTIFICATE INSURER, THE TRUSTEE OR
      ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THESE SECURITIES NOR
           THE UNDERLYING LOANS WILL BE INSURED OR GUARANTEED BY ANY
                     GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                        -------------------------------

     The Class A Certificates will be purchased by _________ (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

     Proceeds to the Depositor from the sale of the Class A Certificates will be approximately $________________before deducting expenses payable by the Depositor estimated to be approximately $___________in the aggregate, and before adding accrued interest. See "Plan of Distribution" in this Prospectus Supplement.

     The Class A Certificates are offered by the Underwriter when, as and if issued, subject to delivery by the Depositor and acceptance by the Underwriter, to prior sale and to withdrawal, cancellation or modification of the offer without notice. It is expected that the Class A Certificates will be available for delivery through the facilities of The Depository Trust Company, CEDEL S.A. and Euroclear on or about _________.

     ---------

     The date of this Prospectus Supplement is ________________


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(Cover continued from previous page)

     Additional HELOCs and HELs (the "Subsequent Loans") may be purchased by the Trust from time to time on or before _____________ from funds on deposit in the pre-funding account held by the _________ REMIC (the "Pre-Funding Account"), and any such HELOCs shall be allocated to Group I and any such HELs shall be allocated to Group II. On the Issue Date an aggregate cash amount of $_____ from the proceeds of the sale of the Class A-1 Certificates allocated to Group I and $_____ from the proceeds of the sale of the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates allocated to Group II will be deposited with the Trustee in the Pre-Funding Account.

     Distributions in respect of interest will be made on the ___th day of each month or, if the ___th day is not a Business Day, on the next succeeding Business Day, commencing on _________ (each, a "Remittance Date"), to the holders of Certificates to the extent described herein. On each Remittance Date, the amount of interest distributed in respect of the Class A-1 Certificates will equal the interest accrued at the Class A-1 Pass-Through Rate during the period commencing on the ___th day of the month immediately preceding the month in which such Remittance Date occurs and ending on the ___th day of the month in which such Remittance Date occurs, and will be calculated based on actual days elapsed divided by _____. On each Remittance Date, the amount of interest distributed in respect of the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates will equal the interest accrued at the Class A-2 Pass-Through Rate, Class A-3 Pass-Through Rate and Class A-4 Pass-Through Rate, respectively, during the period commencing on the first day and ending on the last day of the month immediately preceding the month in which such Remittance Date occurs, and will be calculated based on an assumed year of _____ days consisting of twelve _____ day months.

     There is currently no secondary market for the Class A Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Class A Certificates.

     An election will be made to treat the _________ REMIC as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Class A Certificates will constitute "regular interests" in the _________ REMIC and the Class R Certificates will constitute a "residual interest" in the _________ REMIC. See "Summary Terms of the Certificates-- Federal Income Tax Status" and "Certain Federal Income Tax Considerations" in this Prospectus Supplement and "Material Federal Income Tax Consequences--REMIC Securities" in the Prospectus.

     The Class A Certificates described herein represent a Class of a separate series of Certificates being offered by the Depositor from time to time pursuant to the Prospectus dated __________ accompanying this Prospectus Supplement. The Prospectus shall not be considered complete without this Prospectus Supplement. Any prospective investor should not purchase any Class A Certificates described herein unless it shall have received the Prospectus and this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein, and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.

                             ---------------------

     Until ninety days from the date of this Prospectus Supplement, all dealers effecting transactions in the Class A Certificates, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.





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                       SUMMARY TERMS OF THE CERTIFICATES

     The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus. See "Index of Significant Prospectus Supplement Definitions" herein and "Index of Significant Definitions" in the Prospectus.

Title of Securities ..............________________,  Series  _________  Mortgage
                                       Pass-Through  Certificates,   Class  A-1,
                                       Class A-2, Class A-3, Class A-4 and Class
                                       R (the "Certificates").

Trust ............................_________________________  Trust _________,  a
                                       trust to be formed under the laws of the State of ________

Depositor ........................Home Equity    Securitization    Corp.    (the
                                       "Depositor").  See "The Depositor" in the
                                       Prospectus.

Servicer .........................________________   ("_________",   or  in  its
                                       capacity  as  servicer,  the  "Servicer")
                                       will act as  Servicer  for the Trust Fund
                                       and,  in  that  capacity,   will  provide
                                       customary    servicing   functions   with
                                       respect  to  the  Loans   pursuant  to  a
                                       Pooling  and  Servicing   Agreement  (the
                                       "Pooling and Servicing  Agreement") among
                                       the    Depositor,    the   Servicer   and
                                       _________,  a _________ (the  "Trustee"),
                                       will  provide   certain  reports  to  the
                                       Trustee and will make certain advances to the extent described in this Prospectus Supplement. See "The Trustee" in this Prospectus Supplement and "Servicing of the Loans and Contract--The Servicer" in the Prospectus.

Seller ...........................The  Depositor  will  acquire  the Loans  from
                                       ________________  (in its capacity as the
                                       seller to the  Depositor  the  "Seller").
                                       The Seller  will  acquire  the Loans from
                                       _________      _________      ("_________
                                       _________").

Certificates Offered .............The  Certificates  will  consist  of the Class
                                       A-1   Certificates    (the   "Class   A-1
                                       Certificates"),     the     Class     A-2
                                       Certificates      (the     "Class     A-2
                                       Certificates"),     the     Class     A-3
                                       Certificates      (the     "Class     A-3
                                       Certificates")    and   the   Class   A-4
                                       Certificates      (the     "Class     A-4
                                       Certificates"  and collectively  with the
                                       Class  A-1  Certificates,  the  Class A-2
                                       Certificates    and   the    Class    A-3
                                       Certificates, the "Class A Certificates") and one class of residual Certificates (the "Class R Certificates"). Only the Class A Certificates are offered hereby.

Cut-Off Date .....................The  close of business on _________.

Issue Date .......................On   or about _________ (the "Issue Date").

First Remittance Date ............_________.  Distributions  on the Certificates
                                       will  be made  on the  ___th  day of each
                                       month  (or,  if such  ___th  day is not a
                                       Business  Day,  on  the  next  succeeding
                                       Business   Day)  (each,   a   "Remittance
                                       Date"). "Business Day" shall mean any day
                                       other than (i) a Saturday  or Sunday,  or
                                       (ii)   any   day   on    which    banking
                                       institutions located in the States of _________ or _________ are authorized or obligated by law or executive order to close.

Record Date ......................All  distributions  will  be  made  by  or  on behalf of the  Trustee to the  persons in
                                       whose   names   the    Certificates   are
                                       registered
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                                       at the close of  business on the last day
                                       of   the   calendar   month   immediately
                                       preceding the related Remittance Date.

Description of Certificates;
  Denominations ..................General.  The  _________  REMIC  and the Trust
                                       Fund will be formed and the  Certificates
                                       will be issued  pursuant  to the  Pooling
                                       and Servicing Agreement. The Certificates
                                       will  represent  the  entire   beneficial
                                       ownership   interest  in  the   _________
                                       REMIC.  The assets of the _________ REMIC
                                       will consist  primarily of the  principal
                                       balances  as of the  Cut-Off  Date  (such
                                       principal  balances  with  respect  to an
                                       individual  Loan, the "Trust Balance") of
                                       (i) the pool of HELOCs  evidenced by loan
                                       agreements (each, a "Loan Agreement") and
                                       (ii)  the  pool  of  HELs   evidenced  by
                                       promissory notes, in each case secured by
                                       mortgages    or   deeds   of   trust   on
                                       residential one-to-four-family properties
                                       (such    properties,    the    "Mortgaged
                                       Properties" and such pools  collectively,
                                       the  "Mortgage  Pool").   Any  additional
                                       balances added to the HELOCs ("Additional
                                       Balances")   (which  will  not  serve  as
                                       collateral for the Certificates) shall be
                                       held  by the  Trust  Fund  as a  separate
                                       Mortgage  Pool  (the   "Additional   Loan
                                       Group").  See  "Description of the Loans"
                                       in  this   Prospectus   Supplement.   The
                                       Pooling  and  Servicing   Agreement  will
                                       designate   each   Mortgage   Pool  as  a
                                       sub-trust to be held by the Trustee.

                                       In addition, the  Depositor   has  caused
                                       _________ (the "Certificate  Insurer") to
                                       issue two certificate  guaranty insurance
                                       policies  (the   "Certificate   Insurance
                                       Policies")  one relating to the Class A-1
                                       Certificates  and  one  relating  to  the
                                       Class  A-2  Certificates,  the  Class A-3
                                       Certificates    and   the    Class    A-4
                                       Certificates   for  the  benefit  of  the
                                       related   Class   A   Certificateholders,
                                       pursuant  to  which  it  will   guarantee
                                       certain  payments  to the Trustee for the
                                       benefit   of   the   related    Class   A
                                       Certificateholders, as described herein.

                                  Book-Entry  Form.  The  Class  A  Certificates
                                       initially  will be issued  in  book-entry
                                       form, in minimum  denominations of $_____
                                       initial  principal  balance with integral
                                       multiples   thereof   (except   for   one
                                       Certificate  of each  Class  which may be
                                       issued in a lesser  amount).  The Class A
                                       Certificates are sometimes referred to in
                                       this Prospectus Supplement as "Book-Entry
                                       Certificates."  No  person  acquiring  an
                                       interest in the  Book-Entry  Certificates
                                       (a  "Beneficial  Owner") will be entitled
                                       to  receive  a   definitive   certificate
                                       representing  such  person's  interest in
                                       the  _________  REMIC,  except  under the
                                       limited  circumstances  described herein.
                                       Beneficial Owners may elect to hold their
                                       interests  through The  Depository  Trust
                                       Company ("DTC"), in the United States, or
                                       Centrale   de   Livraison   des   Valeurs
                                       Mobiliers,    S.A.   ("CEDEL")   or   the
                                       Euroclear   System   ("Euroclear"),    in
                                       Europe.  Transfers  within DTC,  CEDEL or
                                       Euroclear, as the case may be, will be in
                                       accordance   with  the  usual  rules  and
                                       operating   procedures  of  the  relevant
                                       system.  In general,  "Certificateholder"
                                       or  "Holder"  shall  mean each  Person in
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                                       whose name a Certificate is registered in
                                       the   Certificate    Register   and   the
                                       Book-Entry Certificates initially will be
                                       represented  by a single  certificate  in
                                       respect   of  each  of  the   Class   A-1
                                       Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates registered in the name of Cede & Co. ("Cede"), which will be the "Holder" or "Certificateholder" of such Certificates, as the nominee of DTC or CEDEL or Euroclear (collectively, the "European Depositories").

                                       Cross-market  transfers  between  persons
                                       holding  directly or  indirectly  through
                                       DTC, on the one hand, and  counterparties
                                       holding  directly or  indirectly  through
                                       CEDEL or Euroclear, on the other, will be
                                       effected   in   DTC   through   _________
                                       ("________"),  the relevant  depositories
                                       of CEDEL or Euroclear,  respectively, and
                                       each  participating  member  of DTC.  The
                                       rights of  Beneficial  Owners may only be
                                       exercised    through    DTC    and    its
                                       participating organizations, except as otherwise specified herein.

                                  See "Description of the Certificates --Book-Entry Registration" and "--Definitive Certificates" in this Prospectus Supplement.

The Mortgage Pool ................The  statistical   information  regarding  the
                                       Loans and the Mortgaged  Properties which
                                       is   presented    in   this    Prospectus
                                       Supplement     is    based    upon    the
                                       characteristics  of the respective  Group
                                       within the Mortgage  Pool as of the close
                                       of business on the Cut-Off  Date.  Unless
                                       otherwise indicated,  all percentages set
                                       forth in this  Prospectus  Supplement are
                                       based   upon  the   aggregate   Principal
                                       Balances  of the  Loans  in  the  related
                                       Group as of the Cut-Off Date, which was $_____ with respect to HELOCs allocated to Group I and $_____ with respect to HELs allocated to Group II.

                                       The  Trust  Balance  of the  HELOCs to be
                                       included  in Group I will be home  equity
                                       revolving  credit line loans evidenced by
                                       Loan  Agreements and secured by mortgages
                                       (of which  approximately ____% by Cut-Off
                                       Date   principal   balance   are   second
                                       mortgages  and the remainder of which are
                                       first  mortgages)  or  deeds  of trust on
                                       one-to-four       family      residential
                                       properties,   a  substantial  portion  of
                                       which are located in the northern half of
                                       the State of  _________  and in  selected
                                       metropolitan  markets  in the  States  of
                                       _________,   _________,   _________   and
                                       _________,  which generally have original
                                       terms to stated maturity of approximately
                                       ____  years  and  which  have   scheduled
                                       payments of  interest  only for the first
                                       ten  years  of  their  respective  terms.
                                       Commencing  in its  eleventh  year,  each
                                       HELOC  has   scheduled   payments   on  a
                                       ten-year fully amortizing basis.

                                       The  Trust  Balance  of  the  HELs  to be
                                       included  in Group II will be closed  end
                                       fixed rate home equity loans evidenced by
                                       promissory notes and secured by mortgages
                                       (of which  approximately ____% by Cut-Off
                                       Date   principal   balance
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                                       are second mortgages and the remainder of
                                       which  are first  mortgages)  or deeds of
                                       trust on one-to-four  family  residential
                                       properties,   a  substantial  portion  of
                                       which are located in the northern half of
                                       the State of  _________  and in  selected
                                       metropolitan  markets  in the  States  of
                                       _________,   _________,   _________   and
                                       _________  of which  approximately  ____%
                                       have original terms to stated maturity of
                                       approximately  _____  years  or less  and
                                       approximately   _____%   of  which   have
                                       original  terms  to  stated  maturity  of
                                       approximately  _____  years or less,  and
                                       which  provide  for  substantially  equal
                                       payments  in  an  amount   sufficient  to
                                       amortize the HEL over its term.

                                       Unless    otherwise    provided   in   an
                                       applicable supplement hereto, the Monthly
                                       Payments for each Loan will be due on the fifteenth day of each month (each, a "Due Date"). See "Description of the Loans" herein.

                                       On the Issue Date,  $_____ (the "Original
                                       Group  I  Pre-Funded  Amount")  from  the
                                       proceeds  of the  sale of the  Class  A-1
                                       Certificates  will be deposited  with the
                                       Trustee,   held  as  an   asset   of  the
                                       _________  REMIC and used to purchase the
                                       Subsequent Loans which are HELOCs. On the
                                       Issue Date,  $_____ (the "Original  Group
                                       II Pre-Funded  Amount") from the proceeds
                                       of   the   sale   of   the    Class   A-2
                                       Certificates,  the Class A-3 Certificates
                                       and the  Class A-4  Certificates  will be
                                       deposited  with the  Trustee,  held as an
                                       asset of the _________  REMIC and used to
                                       purchase the  Subsequent  Loans which are
                                       HELs. The Subsequent Loans, if available,
                                       will   be    originated    by   _________
                                       _________, sold by _________ _________ to
                                       the  Seller,  sold by the  Seller  to the
                                       Depositor  and then sold by the Depositor
                                       to the Trust.  The Subsequent  Loans,  as
                                       well  as  all  Loans,   must  conform  to
                                       certain specified characteristics.

                                       The  Trust  Fund  will  be  obligated  to
                                       purchase the  Subsequent  Loans from time
                                       to  time  on  or   before   _____________
                                       subject to the availability  thereof.  In
                                       connection    with   each   purchase   of
                                       Subsequent  Loans, the Trust Fund will be
                                       required  to pay to the  Depositor a cash
                                       purchase price of _____% of the principal
                                       amount   thereof  from  the   Pre-Funding
                                       Account.  The Depositor will be obligated
                                       to sell  Subsequent  Loans  to the  Trust
                                       Fund   and  the   Trust   Fund   will  be
                                       obligated, subject to the satisfaction of
                                       certain conditions  described therein, to
                                       purchase  such  Subsequent   Loans.   The
                                       Depositor  will  designate  as a  cut-off
                                       date (each a "Subsequent  Cut-Off  Date")
                                       the  last  day of the  month  immediately
                                       preceding  the month in which  Subsequent
                                       Loans will be conveyed  by the  Depositor
                                       to the  Trust  Fund  (each a  "Subsequent
                                       Transfer  Date")   occurring  during  the
                                       Pre-Funding  Period (as defined  herein).
                                       The   Trust   Fund   may   purchase   the
                                       Subsequent  Loans only from the Depositor
                                       and  not  from  any  other  person.   See
                                       "Description of the Loans."

                                       The Loans were underwritten in accordance
                                       with the  underwriting  standards  of the
                                       Servicer  developed  at the
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                                       direction  of  _________  _________.  See
                                       "Risk Factors Underwriting  Standards and
                                       Potential    Delinquencies"    in    this
                                       Prospectus Supplement.  As of the Cut-Off
                                       Date,  approximately  ____% of the HELOCs
                                       and  _____%  of the HELs in each  case by
                                       aggregate  principal  balance are secured
                                       by   Mortgaged   Properties   located  in
                                       _________,  approximately  _____%  of the
                                       HELOC's  and  _____%  of the HELs in each
                                       case by aggregate  principal  balance are
                                       secured by Mortgaged  Properties  located
                                       in  selected   metropolitan   markets  in
                                       _________,  approximately  ____%  of  the
                                       HELOCs and ____% of the HELs in each case
                                       by   aggregate   principal   balance  are
                                       secured by Mortgaged  Properties  located
                                       in  selected   metropolitan   markets  in
                                       _________,  approximately  _____%  of the
                                       HELOCs  and  _____%  of the  HELs in each
                                       case by aggregate  principal  balance are
                                       secured by Mortgaged  Properties  located
                                       in  selected   metropolitan   markets  in
                                       _________ and approximately  ____% of the
                                       HELOCs and ____% of the HELs in each case
                                       by   aggregate   principal   balance  are
                                       secured by Mortgage Properties located in
                                       selected    metropolitan    markets    in
                                       _________. See "Risk  Factors--Geographic
                                       Concentration"    in   this    Prospectus
                                       Supplement.

Pre-Funding Account ..............On   the Issue Date the Trustee  will  deposit
                                       the Original  Group I  Pre-Funded  Amount
                                       and  the  Original  Group  II  Pre-Funded
                                       Amount in the Pre-Funding  Account.  Such
                                       amount will be funded  from the  proceeds
                                       of the sale of the Certificates, and may,
                                       subject  to the  satisfaction  of certain
                                       conditions, be used to acquire Subsequent
                                       Loans during the period (the "Pre-Funding
                                       Period") from the Issue Date until,  with
                                       respect   to  Group  I  or  Group  II  as
                                       applicable,  the earliest of (i) the date
                                       on which  the  amount on  deposit  in the
                                       Pre-Funding  Account with respect to such
                                       Group is less than $_____,  (ii) the date
                                       on which an Event of Default occurs under
                                       the Pooling and  Servicing  Agreement  or
                                       (iii)   _____________.   Subject  to  the
                                       satisfaction of certain  conditions,  the
                                       amount  on  deposit  in  the  Pre-Funding
                                       Account   will  be  reduced   during  the
                                       Pre-Funding  Period by the amount thereof
                                       used to purchase  Subsequent Loans and by
                                       transfers  to the  Reserve  Account.  The
                                       Depositor expects that the Original Group
                                       I  Pre-Funded  Amount  will be reduced to
                                       less than $_____ by _____________ and the
                                       Original Group II Pre-Funded  Amount will
                                       be  reduced   to  less  than   $_____  by
                                       _____________.  Any amount  remaining  in
                                       the Pre-Funding Account at the end of the
                                       Pre-Funding Period and allocated to Group
                                       I or Group II will be used to prepay  the
                                       related Class of Class A Certificates and
                                       in the case of amounts allocated to Group
                                       II in accordance  with the sequential pay
                                       features  of the Class A-2  Certificates,
                                       the   Class   A-3  and  the   Class   A-4
                                       Certificates. Amounts on deposit in the Pre-Funding Account will be invested in Permitted Investments.

Capitalized Interest Account .....On   the Closing  date the Trustee will make a
                                       cash  deposit  from the  proceeds  of the
                                       sale of the Certificates  into an account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       held  by the  Trustee  (the  "Capitalized
                                       Interest  Account")  unless a  letter  of
                                       credit in form and substance,  and from a
                                       provider,  acceptable to the  Certificate
                                       Insurer  evidencing the  availability  of
                                       such amount is  delivered  to the Trustee
                                       on the Closing  Date.  Amounts on deposit
                                       in the Capitalized  Interest Account will
                                       be  withdrawn,  or  drawings  under  such
                                       letter  of credit  will be made,  on each
                                       Remittance  Date, to fund portions of the
                                       Class A-1 Interest  Distribution  Amount,
                                       the  Class  A-2   Interest   Distribution
                                       Amount,    the   Class    A-3    Interest
                                       Distribution  Amount  and the  Class  A-4
                                       Interest   Distribution   Amount  to  the
                                       extent set forth in the Pooling and Servicing Agreement.

Mortgage Interest Rate ...........The  "Mortgage  Interest Rate" of each Loan is the per annum  interest  rate required to
                                       be paid by the mortgagor  under the terms
                                       of  the   related   mortgage   note  (the
                                       "Mortgage  Note").  The Mortgage Interest
                                       Rate  borne  by each  Loan is fixed as of
                                       the closing date of such Loan in the case
                                       of a HEL and adjustable on the date (each
                                       such date, an "Interest Adjustment Date")
                                       specified  in the related  Mortgage  Note
                                       with  respect  to a HELOC to a rate which
                                       is based  on the  highest  prime  rate as
                                       published in the "Money Rates" section of
                                       The  Wall  Street  Journal  on  the  last
                                       Business  Day of the month.  The Mortgage
                                       Interest  Rate  on  each  HELOC  will  be
                                       adjusted on each Interest Adjustment Date
                                       to  a  rate  equal  to  the  sum  of  the
                                       applicable   prime   rate   and  a  fixed
                                       percentage (the "Gross Margin") specified
                                       in  the  related  Mortgage  Note,  and is
                                       generally  subject to maximum and minimum
                                       lifetime    Mortgage    Interest    Rates
                                       ("Lifetime  Rate Caps" and "Lifetime Rate
                                       Floors,"  respectively)  specified in the
                                       related Loan Agreement. As of the Cut-Off
                                       Date,  the  weighted   average   Mortgage
                                       Interest    Rate   for   the   HELs   was
                                       approximately ___% and for the HELOCs was approximately ______%.

                                       As of the Cut-Off Date, the Gross Margins
                                       for the HELOCs  will range from _____% to
                                       ______% and the  weighted  average  Gross
                                       Margin will be approximately  _____%.  As
                                       of the Cut-Off  Date,  the Lifetime  Rate
                                       Caps  for  the  HELOCs  will  range  from
                                       approximately  _____% to _____% per annum
                                       and the weighted  average  Lifetime  Rate
                                       Cap  will  be  approximately  _____%  per
                                       annum.   As  of  the  Cut-Off  Date,  the
                                       Lifetime  Rate Floors for the HELOCs will
                                       range from approximately  ____% to _____%
                                       per  annum  and  the   weighted   average
                                       Lifetime Rate Floor will be approximately
                                       _____% per annum.

Original Class A-1 Principal Balance.  $__________.

Original Class A-2 Principal Balance.  $__________

Original Class A-3 Principal Balance.  $__________.

Original Class A-4 Principal Balance.  $__________.

Interest; Class A-1 Pass-Through
  Rate ...........................The  Class A-1 Pass-Through  Rate, in the case of the  first  Remittance  Date,  will be
                                       ______%,  and for  each
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Remittance  Date  thereafter,   shall  be
                                       equal to a per  annum  rate  equal to the
                                       lesser of (a) the sum of (i) LIBOR on the
                                       second to the last  Business Day prior to
                                       the preceding  Remittance  Date plus (ii)
                                       ___%,   subject  to  certain   exceptions
                                       described   under   "Description  of  the
                                       Certificates--Calculation    of    LIBOR"
                                       herein, and (b) the Weighted Average Rate
                                       Cap.  Such rate will be calculated on the
                                       basis of actual days  elapsed  divided by
                                       _____.    See    "Description    of   the
                                       Certificates--Weighted Average Rate Cap."

                                       Interest  on the Class  A-1  Certificates
                                       will  accrue  from  and   including   the
                                       preceding  Remittance  Date  (as  defined
                                       below)(except  in the  case of the  first
                                       such period, in which case interest shall
                                       accrue  from the  Issue  Date) to but not
                                       including  the  related  Remittance  Date
                                       (each, an "Accrual  Period") at the Class
                                       A-1  Pass-Through  Rate on the  Class A-1
                                       Principal   Balance   as  of   the   last
                                       Remittance  Date (after  giving effect to
                                       principal   distributed   on  such   last
                                       Remittance  Date)(such  interest,  net of
                                       interest   shortfalls   not   covered  by
                                       Compensating  Interest and  reductions in
                                       respect  of the  Civil  Relief  Act,  the
                                       "Class    A-1    Interest    Distribution
                                       Amount").  The  amount  of the  Class A-1
                                       Interest Distribution Amount payable with
                                       respect to the Class A-1  Certificates on
                                       any    Remittance     Date    shall    be
                                       distributable,  to the  extent  described
                                       herein,  on such  Remittance  Date.  With
                                       respect  to the  first  Remittance  Date,
                                       interest  shall  accrue  on the Class A-1
                                       Certificates    at    the    Class    A-1
                                       Pass-Through   Rate  on  the   Class  A-1
                                       Principal Balance as of the close of business on the Cut-Off Date for the period commencing on the Issue Date and ending on _____________. See "Description of the Certificates" in this Prospectus Supplement.

                                       In the event that LIBOR exceeds the Prime
                                       Rate,  or the Prime Rate  increases  to a
                                       level that subjects the Mortgage Interest
                                       Rate  for  the  HELOCs  to an  applicable
                                       statutory  maximum  interest  rate, it is
                                       possible   that  the   weighted   average
                                       Mortgage  Interest  Rate on the  Loans in
                                       Group I for the related  Due Period,  net
                                       of the rates at which the Servicing  Fee,
                                       the  Trustee  Fee and the amount  owed to
                                       the  Certificate  Insurer as premium  for
                                       the Certificate  Insurance Policy related
                                       to the Class A-1 Certificates (the "Class
                                       A-1   Certificate    Insurance    Premium
                                       Amount")   are   calculated   (the   "Net
                                       Mortgage  Interest  Rate")  will  be less
                                       than the amount of interest calculated in
                                       clause  (a)  under  "Interest;  Class A-1
                                       Pass-Through Rate" above. Therefore,  the
                                       Class A-1  Pass-Through  Rate is, on each
                                       Remittance  Date,  subject  to a  maximum
                                       annual rate (the  "Weighted  Average Rate
                                       Cap") equal to the  weighted  average Net
                                       Mortgage Interest Rate for the HELOCs and
                                       beginning on the ___th  Remittance  Date,
                                       the   weighted   average   Net   Mortgage
                                       Interest Rate for HELOCs minus ______%.

Interest; Class A-2
   Pass-Through  Rate ............_______%.    Interest   on   the   Class   A-2
                                       Certificates   will   accrue   from   and
                                       including the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       first day through and  including the last
                                       day of the month  preceding  the  related
                                       Remittance   Date   at  the   Class   A-2
                                       Pass-Through   Rate  on  the   Class  A-2
                                       Principal   Balance   as  of   the   last
                                       Remittance  Date (after  giving effect to
                                       principal   distributed   on  such   last
                                       Remittance  Date)(such  interest,  net of
                                       interest   shortfalls   not   covered  by
                                       Compensating  Interest and  reductions in
                                       respect  of the  Civil  Relief  Act,  the
                                       "Class    A-2    Interest    Distribution
                                       Amount"). For purposes of accrual and payment of interest on the Class A-2 Certificates all calculations will be based on an assumed year of _____ days consisting of twelve _____-day months.

                                       The  amount  of the  Class  A-2  Interest
                                       Distribution Amount payable with respect to the Class A-2 Certificates on any Remittance Date shall be distributable, to the extent described herein, on such Remittance Date.

Interest; Class A-3
   Pass-Through Rate ............._____%. Interest on the Class A-3 Certificates
                                       will accrue from and  including the first
                                       day through and including the last day of
                                       the   month    preceding    the   related
                                       Remittance   Date   at  the   Class   A-3
                                       Pass-Through   Rate  on  the   Class  A-3
                                       Principal   Balance   as  of   the   last
                                       Remittance  Date (after  giving effect to
                                       principal   distributed   on  such   last
                                       Remittance  Date)(such  interest,  net of
                                       interest   shortfalls   not   covered  by
                                       Compensating  Interest and  reductions in
                                       respect  of the  Civil  Relief  Act,  the
                                       "Class    A-3    Interest    Distribution
                                       Amount"). For purposes of accrual and payment of interest on the Class A-3 Certificates all calculations will be based on an assumed year of _____ days consisting of twelve _____-day months.

                                       The  amount  of the  Class  A-3  Interest
                                       Distribution Amount payable with respect to the Class A-3 Certificates on any Remittance Date shall be distributable, to the extent described herein, on such Remittance Date.

Interest; Class A-4
   Pass-Through Rate .............Prior to the  date  on  which  the  sum of the
                                       Class A-2  Principal  Balance,  the Class
                                       A-3  Principal  Balance and the Class A-4
                                       Principal  Balance  is less  than ___% of
                                       the sum of the aggregate  Trust  Balances
                                       of  the  Loans  in  Group  II as  of  the
                                       Cut-Off Date plus the  Original  Group II
                                       Pre-funded  Amount (as  defined  herein),
                                       the Class  A-4  Pass-Through  Rate  shall
                                       equal ____% and for each  Accrual  Period
                                       after  the  next  succeeding   Remittance
                                       Date,  the  Class A-4  Pass-Through  Rate
                                       shall equal _____%. Interest on the Class
                                       A-4  Certificates  will  accrue  from and
                                       including   the  first  day  through  and
                                       including  the  last  day  of  the  month
                                       preceding the related  Remittance Date at
                                       the  Class A-4  Pass-Through  Rate on the
                                       Class  A-4  Principal  Balance  as of the
                                       last Remittance Date (after giving effect
                                       to  principal  distributed  on such  last
                                       Remittance  Date)(such  interest,  net of
                                       interest   shortfalls   not   covered  by
                                       Compensating  Interest and  reductions in
                                       respect  of the  Civil  Relief  Act,  the
                                       "Class    A-4    Interest    Distribution
                                       Amount").  For  purposes  of accrual  and
                                       payment  of  interest  on the  Class  A-4
                                       Certificates  all  calculations  will  be
                                       based on an  assumed  year of _____  days
                                       consisting of twelve _____-day months.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       The  amount  of the  Class  A-4  Interest
                                       Distribution Amount payable with respect to the Class A-4 Certificates on any Remittance Date shall be distributable, to the extent described herein, on such Remittance Date.

Principal; Class A
   Principal Balance .............The  "Principal   Balance"  of  any  Loan  (or
                                       related REO Property) is the  outstanding
                                       principal  balance of such Loan as of the
                                       end of the calendar month  preceding such
                                       date of  determination.  The  "Class  A-1
                                       Principal Balance" represents the maximum
                                       specified  dollar  amount of principal to
                                       which  the   Holders  of  the  Class  A-1
                                       Certificates are entitled from the future
                                       cash flow on the assets in the  _________
                                       REMIC. The "Class A-1 Principal  Balance"
                                       at any  time is equal  to the  Class  A-1
                                       Principal  Balance as of the Cut-Off Date
                                       (the   "Original   Class  A-1   Principal
                                       Balance") minus the aggregate, cumulative
                                       amounts actually distributed as principal
                                       to the Class A-1 Certificateholders.  The
                                       "Class A-2 Principal Balance"  represents
                                       the maximum  specified  dollar  amount of
                                       principal  to which  the  Holders  of the
                                       Class A-2  Certificates are entitled from
                                       the future cash flow on the assets in the
                                       _________ REMIC. The "Class A-2 Principal
                                       Balance"  at any  time  is  equal  to the
                                       Class  A-2  Principal  Balance  as of the
                                       Cut-Off  Date  (the  "Original  Class A-2
                                       Principal  Balance") minus the aggregate,
                                       cumulative  amounts actually  distributed
                                       as    principal    to   the   Class   A-2
                                       Certificateholders.    The   "Class   A-3
                                       Principal Balance" represents the maximum
                                       specified  dollar  amount of principal to
                                       which  the   Holders  of  the  Class  A-3
                                       Certificates are entitled from the future
                                       cash flow on the assets in the  _________
                                       REMIC. The "Class A-3 Principal  Balance"
                                       at any  time is equal  to the  Class  A-3
                                       Principal  Balance as of the Cut-Off Date
                                       (the   "Original   Class  A-3   Principal
                                       Balance") minus the aggregate, cumulative
                                       amounts actually distributed as principal
                                       to the Class A-3 Certificateholders.  The
                                       "Class A-4 Principal Balance"  represents
                                       the maximum  specified  dollar  amount of
                                       principal  to which  the  Holders  of the
                                       Class A-4  Certificates are entitled from
                                       the future cash flow on the assets in the
                                       _________ REMIC. The "Class A-4 Principal
                                       Balance"  at any  time  is  equal  to the
                                       Class  A-4  Principal  Balance  as of the
                                       Cut-Off  Date  (the  "Original  Class A-4
                                       Principal  Balance") minus the aggregate,
                                       cumulative  amounts actually  distributed
                                       as    principal    to   the   Class   A-4
                                       Certificateholders.    The    "Class    A
                                       Principal  Balance" refers to each of the
                                       Class A-1  Principal  Balance,  the Class
                                       A-2  Principal  Balance,  the  Class  A-3
                                       Principal   Balance  and  the  Class  A-4
                                       Principal Balance. See "Description of the Certificates--Flow of Funds" in this Prospectus Supplement.

                                       The Holders of Class A-1 Certificates are
                                       entitled  to  receive   certain   monthly
                                       distributions   of   principal   on  each
                                       Remittance Date which  generally  reflect
                                       collections  of  principal  on the HELOCs
                                       during the prior calendar month
--------------------------------------------------------------------------------

                                       (the "Due Period").  The Holders of Class
                                       A-2  Certificates are entitled to receive
                                       certain    monthly    distributions    of
                                       principal   which    generally    reflect
                                       collections  of  principal  on  the  HELs
                                       during  the  related  Due  Period on each
                                       Remittance   Date  until  the  Class  A-2
                                       Principal  Balance  has been  reduced  to
                                       zero.  Following  the  reduction  of  the
                                       Class A-2 Principal  Balance to zero, the
                                       Holders  of Class  A-3  Certificates  are
                                       entitled  to  receive   certain   monthly
                                       distributions    of    principal    which
                                       generally    reflect    collections    of
                                       principal  on the HELs during the related
                                       Due Period on each  Remittance Date until
                                       the Class A-3 Principal  Balance has been
                                       reduced to zero.  Following the reduction
                                       of the Class  A-3  Principal  Balance  to
                                       zero,    the   Holders   of   Class   A-4
                                       Certificates   are  entitled  to  receive
                                       certain    monthly    distributions    of
                                       principal   which    generally    reflect
                                       collections of principal on the HELs during the related Due Period on each Remittance Date.

                                       The  "Class  A   Principal   Distribution
                                       Amount"  for  any  Remittance   Date  and
                                       either Group will be the lesser of:

                                       (a)  the  excess  of (i) the  sum,  as of
                                            such  Remittance  Date,  of (A)  the
                                            Group I Available Amount or Group II
                                            Available   Amount,  as  applicable,
                                            plus (B) any  amounts  on deposit in
                                            and  available to be withdrawn  from
                                            the Reserve  Account with respect to
                                            such  Group,  plus  (C) any  Insured
                                            Payment  with respect to such Group,
                                            over  (ii) the  Class  A-1  Interest
                                            Distribution   Amount,   Class   A-2
                                            Interest  Distribution Amount, Class
                                            A-3 Interest Distribution Amount and
                                            Class  A-4   Interest   Distribution
                                            Amount, as applicable; and

                                       (b)  the sum, without duplication, of:

                                       (i)  with  respect  to each  Loan in such
                                            Group,  and until the Trust  Balance
                                            of such Loan is reduced to zero, (A)
                                            all   scheduled    installments   of
                                            principal   received   or   advanced
                                            during the related  Due Period,  (B)
                                            all  prepayments,  curtailments  and
                                            other   unscheduled    receipts   of
                                            principal  other  than   Liquidation
                                            Proceeds  and  (C)  all  Liquidation
                                            Proceeds  actually  collected by the
                                            Servicer  during the prior  calendar
                                            month  and  allocable  to the  Trust
                                            Balance    of   such    Loan    (see
                                            "Allocations   of  Payments  on  the
                                            HELOCs  Between  the Trust  Balances
                                            and the Additional Balances"),

                                       (ii) the  Trust  Balance  of each Loan in
                                            such   Group    that    either   was
                                            repurchased  by the Seller or by the
                                            Depositor   or   purchased   by  the
                                            Servicer on the  related  Remittance
                                            Date,   to  the  extent  such  Trust
                                            Balance is actually  received by the
                                            Trustee,

                                       (iii) any    Substitution     Adjustments
                                            delivered  by the  Depositor  on the
                                            related     Remittance    Date    in
                                            connection  with a substitution of a
                                            Loan in such  Group,  to the  extent
                                            such  Substitution  Adjustments  are
                                            actually received by the Trustee,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       (iv) with  respect  to each  Loan in such
                                            Group that became a Liquidated  Loan
                                            during the prior calendar month, the
                                            Trust    Balance    of   such   Loan
                                            immediately  prior to the time  when
                                            such Loan became a Liquidated Loan,

                                       (v)  any   monies   released   from   the
                                            Pre-Funding  Account as a prepayment
                                            of the  related  Class  of  Class  A
                                            Certificates  on  or  prior  to  the
                                            Remittance Date in _____________.

                                       (vi) the proceeds received by the Trustee
                                            of any  termination of the _________
                                            REMIC (to the extent  such  proceeds
                                            related to principal).

                                       In no event  will the  Class A  Principal
                                       Distribution Amount for any Class of Class A Certificates with respect to any Remittance Date be (x) less than zero or
                                       (y) greater than the related  outstanding
                                       Class A Principal Balance as of the end of the month preceding the applicable Remittance Date.

                                       With respect to any Remittance  Date, the
                                       sum   of   the   Class    A-1    Interest
                                       Distribution  Amount  and  the  Principal
                                       Distribution  Amount for Group I as would
                                       be calculated  pursuant to (b) above with
                                       respect to such  Remittance  Date, is the
                                       "Class A-1 Formula  Distribution  Amount"
                                       for such Remittance Date. With respect to
                                       any   Remittance   Date,  the  Class  A-2
                                       Interest  Distribution  Amount, the Class
                                       A-3  Interest  Distribution  Amount,  the
                                       Class A-4  Interest  Distribution  Amount
                                       and the Principal Distribution Amount for
                                       Group II as would be calculated  pursuant
                                       to  (b)  above   with   respect  to  such
                                       Remittance  Date is the "Group II Formula
                                       Distribution  Amount" for such Remittance
                                       Date.

                                       The "Group I  Available  Amount"  for any
                                       Remittance  Date equals (i) the  Servicer
                                       Remittance  Amount  for  Group  I on such
                                       Remittance  Date plus (ii) any portion of
                                       the Servicer  Remittance Amount for Group
                                       II not  required  to  pay  the  Group  II
                                       Formula  Distribution Amount, the Trustee
                                       Fee for Group II or the  premium  payable
                                       with respect to the Certificate Insurance
                                       Policy  for the Class  A-2  Certificates,
                                       the Class A-3  Certificates and the Class
                                       A-4    Certificates    (the   "Group   II
                                       Certificate Insurance Premium Amount") minus (iii) the Trustee Fee for Group I and the Class A-1 Certificate Insurance Premium Amount.

                                       The "Group II  Available  Amount" for any
                                       Remittance  Date equals (i) the  Servicer
                                       Remittance  Amount  for  Group II on such
                                       Remittance  Date plus (ii) any portion of
                                       the Servicer  Remittance Amount for Group
                                       I not  required  to  pay  the  Class  A-1
                                       Formula  Distribution Amount, the Trustee
                                       Fee  for   Group  I  or  the   Class  A-1
                                       Certificate   Insurance   Premium  Amount
                                       minus  (iii) the Trustee Fee for Group II
                                       and the  Group II  Certificate  Insurance
                                       Premium Amount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       With respect to any Remittance  Date, the
                                       excess   of   the   Class   A-1   Formula
                                       Distribution  Amount  over  the  Group  I
                                       Available Amount with respect to such Remittance Date is the "Class A-1 Credit Enhancement Distribution Amount" for such Remittance Date. With respect to any Remittance Date, the excess of the Group II Formula Distribution Amount over the Group II Available Amount with respect to such Remittance Date is the "Group II Credit Enhancement Distribution Amount" for such Remittance Date.

                                       The  actual   amount   distributed   with
                                       respect to the Class A-1  Certificates on
                                       any  Remittance  Date is the  "Class  A-1
                                       Distribution  Amount" for such Remittance
                                       Date. The actual amount  distributed with
                                       respect to the Class A-2  Certificates on
                                       any  Remittance  Date is the  "Class  A-2
                                       Distribution  Amount" for such Remittance
                                       Date. The actual amount  distributed with
                                       respect to the Class A-3  Certificates on
                                       any  Remittance  Date is the  "Class  A-3
                                       Distribution  Amount" for such Remittance
                                       Date. The actual amount  distributed with
                                       respect to the Class A-4  Certificates on
                                       any  Remittance  Date is the  "Class  A-4
                                       Distribution  Amount" for such Remittance
                                       Date.   The   sum   of  the   Class   A-2
                                       Distribution   Amount,   the   Class  A-3
                                       Distribution  Amount  and the  Class  A-4
                                       Distribution  Amount  for any  Remittance
                                       Date is the Group II Distribution Amount for such Remittance Date.

                                       A  "Liquidated  Loan" is, in  general,  a
                                       defaulted  Loan as to which the  Servicer
                                       has  determined  that all amounts that it
                                       expects to recover on such Loan have been
                                       recovered  (exclusive of any  possibility
                                       of a deficiency judgment). Losses will be
                                       allocated  to the  Trust  Balance  of any
                                       Liquidated   Loan  that  is  a  HELOC  as
                                       provided  in  "Allocation  of Payments on
                                       the HELOCs  between the Trust Balance and
                                       the  Additional  Balance."  A  loss  on a
                                       Liquidated   Loan  (a  "Liquidated   Loan
                                       Loss") will be  recovered  by the Holders
                                       of  the   related   Class   of   Class  A
                                       Certificates on the Remittance Date which
                                       immediately  follows  the  event of loss.
                                       Such  distribution will be in the form of
                                       an  Insured  Payment  if not  covered  by
                                       withdrawals  from the Reserve  Account or
                                       otherwise  available  from  the  Group  I
                                       Available  Amount  or Group II  Available
                                       Amount, as applicable. _____________ will
                                       insure the timely payment of interest and
                                       the ultimate  payment of principal on the
                                       Class   A    Certificates.    See    "The
                                       Certificate  Insurance  Policies  and the
                                       Certificate  Insurer" in this  Prospectus
                                       Supplement.

                                       The "Trust Balance" of any Loan as of any
                                       date of  determination  is the portion of
                                       the  principal  balance of such Loan sold
                                       to  the  Trust  as of the  Cut-Off  Date,
                                       after   giving   effect  to   prepayments
                                       received  on or prior to the  latest  Due
                                       Date, Deficient Valuations incurred prior
                                       to  such  Due  Date  and the  payment  of
                                       principal  due  on  such  Due  Date  (all
                                       allocated in the case of a Loan that is a
                                       HELOC,  as  provided  in  "Allocation  of
                                       Payments  on
--------------------------------------------------------------------------------

                                       HELOCs between the Trust Balance and the Additional Balance") and irrespective of any delinquency in payment by the related Mortgagor. The Trust Balance of a Loan which becomes a Liquidated Loan on or prior to such Due Date shall be zero.

Credit Enhancement ...............The  credit   enhancement   provided  for  the
                                       benefit of the Class A Certificateholders
                                       consists  of (a)  drawings on the Reserve
                                       Account  and,  if  adequate  funds do not
                                       exist   therein,   (b)  the   Certificate
                                       Insurance Policy. See "Description of the
                                       Certificates--Reserve Account."

                                       The Reserve Account

                                       On the Issue Date, an amount  required by
                                       the Certificate Insurer from the proceeds
                                       of the sale of the Class A  Certificates,
                                       or  a  letter   of  credit  in  form  and
                                       substance,    and   from   a    provider,
                                       acceptable  to  the  Certificate  Insurer
                                       evidencing  the   availability   of  such
                                       amount (or any  combination of cash and a
                                       letter   of   credit   aggregating   such
                                       amount),   will  be  deposited  into  the
                                       Reserve   Account.   On  each  Subsequent
                                       Transfer  Date,  the Seller will transfer
                                       an  additional  amount as required by the
                                       Certificate   Insurer   to  the   Reserve
                                       Account from the Pre-Funding  Account (or
                                       provide  a letter  of  credit in form and
                                       substance,    and   from   a    provider,
                                       acceptable  to  the  Certificate  Insurer
                                       evidencing the  availability of an amount
                                       which   when    aggregated    with   such
                                       transferred    amount   will   meet   the
                                       requirements of the Certificate Insurer).
                                       With  respect  to the  Certificates,  the
                                       Pooling and Servicing Agreement generally
                                       provides separately with respect to Group
                                       I and Group II that,  subject  to certain
                                       floors and triggers, the Required Reserve
                                       Account   Level   may  be   reduced.   In
                                       addition,  certain triggers or conditions
                                       may cause the  Required  Reserve  Account
                                       Level to be  increased.  Funds on deposit
                                       in the Reserve  Account may be  withdrawn
                                       (or drawings on a letter of credit may be
                                       made) to make  payments  of the Class A-1
                                       Credit Enhancement Distribution Amount or
                                       Group II Credit Enhancement  Distribution
                                       Amount.   Withdrawals  from  the  Reserve
                                       Account  (or  drawings  on  a  letter  of
                                       credit)   will   be    replenished    (or
                                       reimbursed)  from the flow of funds.  See
                                       "Description  of the  Certificates - Flow
                                       of Funds." Subject to certain limitations
                                       and requirements described in the Pooling
                                       and  Servicing  Agreement,  distributions
                                       may be made to the owner of the  Residual
                                       Certificate  only from amounts on deposit
                                       in the  Reserve  Account in excess of the
                                       Required  Reserve  Account  Level or from
                                       funds   remaining   on   deposit  in  the
                                       Certificate  Account  after the making of
                                       any Reserve Account Deposits.  Amounts on
                                       deposit in the  Reserve  Account  will be
                                       invested in  Permitted  Investments.  See
                                       "Description   of  the   Certificates  --
                                       Reserve Account."

                                       The Certificate Insurance Policies

                                       The Class A Certificateholders  will have
                                       the benefit of the Certificate  Insurance
                                       Policies, discussed more fully
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       below.  See  "The  Certificate  Insurance
                                       Policies  and  the  Certificate  Insurer"
                                       herein    and     "Credit     Enhancement
                                       --Insurance" in the Prospectus.

Mandatory Prepayment of
   Class A Certificates ..........The  Original  Group I  Pre-Funded  Amount  of
                                       $_____  funded  from the  proceeds of the
                                       sale of the Class A-1 Certificates may be
                                       used to acquire  Subsequent  Loans  which
                                       are  HELOCs.   The   Original   Group  II
                                       Pre-Funded  Amount of $_____  funded from
                                       the proceeds of the sale of the Class A-2
                                       Certificates,  the Class A-3 Certificates
                                       and the  Class  A-4  Certificates  may be
                                       used to acquire  Subsequent  Loans  which
                                       are HELs.  In the event that,  at the end
                                       of the Pre-Funding Period, not all of the
                                       Original Group I Pre-Funded Amount or the
                                       Original  Group II Pre-Funded  Amount has
                                       been used to  acquire  Subsequent  Loans,
                                       then  the   related   Class  of  Class  A
                                       Certificates  will be  prepaid in part on
                                       the ______,  ____ Remittance Date, to the
                                       extent  of  such  remaining  funds.  Such
                                       amount will be  allocated  as between the
                                       Class  A-2  Certificates,  the  Class A-3
                                       Certificates    and   the    Class    A-4
                                       Certificates,     if    applicable,    in
                                       accordance   with  the   sequential   pay
                                       feature of such Certificates.

The Certificate Insurer .........._________  (the  "Certificate  Insurer").  See
                                       "The   Certificate    Insurer   and   the
                                       Certificate  Insurance  Policy"  in  this
                                       Prospectus Supplement.

Certificate Insurance Policies ...The  Certificate   Insurer   will   issue  two
                                       Certificate  Guaranty  Insurance Policies
                                       (the  "Certificate  Insurance  Policies")
                                       one  with   respect   to  the  Class  A-1
                                       Certificates  and one with respect to the
                                       Class  A-2  Certificates,  the  Class A-3
                                       Certificates    and   the    Class    A-4
                                       Certificates,  pursuant  to which it will
                                       irrevocably and unconditionally  guaranty
                                       payment  on  each   Remittance   Date  of
                                       Insured  Payments  to the Trustee for the
                                       benefit  of the  Holders  of the  related
                                       classes of Class A  Certificates.  On any
                                       Remittance Date, the Certificate  Insurer
                                       will   generally   be  required  to  make
                                       available  to the Trustee the amount,  if
                                       any,   by  which  the  Class  A-1  Credit
                                       Enhancement  Distribution Amount or Group
                                       II Credit Enhancement Distribution Amount
                                       exceeds   amounts   on   deposit  in  and
                                       available  to  be   withdrawn   from  the
                                       Reserve  Fund   (including   any  amounts
                                       available  to be  drawn  on a  letter  of
                                       credit).    See   "Description   of   the
                                       Certificates--   Reserve   Account."  The
                                       Certificate  Insurance  Policy  does  not
                                       guarantee  the Class A  Certificates  any
                                       specified rate of prepayments.  A payment
                                       by the  Certificate  Insurer under either
                                       of the Certificate  Insurance Policies is
                                       referred   to  herein   as  an   "Insured
                                       Payment." The Certificate Insurer will be entitled to reimbursement for all Insured
                                       Payments  together with interest thereon.
                                       See "The Certificate Insurance Policies and the Certificate Insurer" in this Prospectus Supplement.

[Servicing of the Loans ..........The  Servicer  has agreed to service the Loans on a  "scheduled/scheduled"  basis (i.e.,
                                       the Servicer is responsible for advancing
                                       scheduled   payments  of   interest   and
                                       scheduled  payments of  principal  to the
                                       extent
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       described   in  "Summary   Terms  of  the
                                       Certificates--Periodic  Advances"  below)
                                       in   accordance   with  the  Pooling  and
                                       Servicing  Agreement  and  to  cause  the
                                       Loans to be  serviced  with the same care
                                       as it  customarily  employs in  servicing
                                       and  administering   Loans  for  its  own
                                       account  in   accordance   with  accepted
                                       mortgage  servicing  practices of prudent
                                       lending   institutions   and  giving  due
                                       consideration    to    the    Certificate
                                       Insurer's  and  the   Certificateholders'
                                       reliance on the Servicer.]

Periodic Advances ................Subject to the Servicer's  determination  that
                                       such  action   would  not   constitute  a
                                       Nonrecoverable    Advance   (as   defined
                                       herein),  the  Servicer  is  required  to
                                       deposit   into  the  Trustee   Collection
                                       Account   no  later  than  the  close  of
                                       business on the third  Business Day prior
                                       to the related Remittance Date (such day,
                                       the "Determination Date") an amount equal
                                       to the  sum of (a)  Monthly  Payments  on
                                       each Loan due by the related Due Date but
                                       not  received  by the  Servicer as of the
                                       close   of   business   on  the   related
                                       Determination  Date, net of the Servicing
                                       Fee  and (b)  with  respect  to each  REO
                                       Property  which  was  acquired  during or
                                       prior to the related Due Period and as to
                                       which an REO  disposition  did not  occur
                                       during the related Due Period,  an amount
                                       equal to the excess,  if any, of interest
                                       on the  Principal  Balance  of  the  Loan
                                       related  to  such  REO  Property  at  the
                                       related  Mortgage  Interest  Rate, net of
                                       the  Servicing  Fee,  for the related Due
                                       Period for the related  Loan over the net
                                       income  from  the  REO   Property  to  be
                                       transferred  to the  Certificate  Account
                                       for such  Remittance Date pursuant to the
                                       Pooling  and  Servicing   Agreement  (the
                                       "Periodic   Advance").    Such   Periodic
                                       Advances by the Servicer are reimbursable
                                       to  the   Servicer   subject  to  certain
                                       conditions  and   restrictions   and  are
                                       intended to provide both sufficient funds
                                       for  the   payment  of  interest  to  the
                                       Holders of the Class A  Certificates  and
                                       to pay the  premium  due the  Certificate
                                       Insurer.     In    the    event     that,
                                       notwithstanding the Servicer's good faith
                                       determination  at the time such  Periodic
                                       Advance  was made  that it would not be a
                                       Nonrecoverable   Advance,  such  Periodic
                                       Advance becomes a Nonrecoverable Advance,
                                       the   Servicer   will  be   entitled   to
                                       reimbursement therefor from the _________
                                       REMIC.    See    "Description    of   the
                                       Certificates-Payments on the Loans" in this Prospectus Supplement.

Prepayment Interest Shortfalls ...Not  later than the close of  business  on the
                                       Business Day  immediately  following each
                                       Determination   Date,   the  Servicer  is
                                       required   to   remit   to  the   Trustee
                                       Collection  Account,  an amount  equal to
                                       the  lesser of (a) the  aggregate  of the
                                       Prepayment  Interest  Shortfalls  for the
                                       related  Remittance  Date  resulting from
                                       principal  prepayments during the related
                                       Due   Period   and  (b)   its   aggregate
                                       Servicing  Fees  received  in the related
                                       Due  Period  and shall not have the right
                                       to     reimbursement     therefor    (the
                                       "Compensating Interest"). With respect to
                                       any  Remittance  Date and any  Loan,  the
                                       "Prepayment  Interest  Shortfall" will be
                                       an amount equal to the excess,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       if any,  of (a) _____  days'  interest on
                                       the outstanding Principal Balance of such
                                       Loan at a per  annum  rate  equal  to the
                                       related  Mortgage  Interest  Rate  (or at
                                       such  lower  rate as may be in effect for
                                       such Loan because of  application  of the
                                       Soldiers'  and Sailors'  Civil Relief Act
                                       of 1940,  as amended  (the "Civil  Relief
                                       Act"),  any  reduction  as a result  of a
                                       bankruptcy   proceeding   (a   "Deficient
                                       Valuation")  and/or  any  reduction  by a
                                       court of the monthly  payment due on such
                                       Loan (a "Debt Service Reduction")), minus
                                       the rate at which  the  Servicing  Fee is
                                       calculated,   over  (b)  the   amount  of
                                       interest   actually   remitted   by   the
                                       Mortgagor   in   connection   with   such
                                       principal prepayment in full less the Servicing Fee for such Loan in such month.

Servicing Advances ...............Subject to the Servicer's  determination  that
                                       such  action   would  not   constitute  a
                                       Nonrecoverable Advance and that a prudent
                                       mortgage lender would make a like advance
                                       if it or an  affiliate  owned the related
                                       Loan, the Servicer is required to advance
                                       amounts   with   respect   to  the  Loans
                                       ("Servicing    Advances")    constituting
                                       "out-of-pocket"    costs   and   expenses
                                       relating  to  (a)  the  preservation  and
                                       restoration  of the  Mortgaged  Property,
                                       (b)  enforcement  proceedings,  including
                                       foreclosures,  (c) expenditures  relating
                                       to the purchase or maintenance of a first
                                       lien not included in the _________  REMIC
                                       on  the  Mortgaged   Property,   and  (d)
                                       certain other customary amounts described
                                       in the Pooling and  Servicing  Agreement.
                                       Such  Servicing  Advances by the Servicer
                                       are  reimbursable to the Servicer subject
                                       to certain  conditions and  restrictions.
                                       In the event  that,  notwithstanding  the
                                       Servicer's  good faith  determination  at
                                       the time such Servicing Advance was made,
                                       that  it  would  not be a  Nonrecoverable
                                       Advance,  in  the  event  such  Servicing
                                       Advance becomes a Nonrecoverable Advance,
                                       the   Servicer   will  be   entitled   to
                                       reimbursement therefor from the _________
                                       REMIC.

Servicing Fee ....................The  Servicer is  entitled to a servicing  fee of  _____%  per  annum  of the  Principal
                                       Balance  of  each  Loan  (the  "Servicing
                                       Fee"),  calculated  and  payable  monthly
                                       from  the  interest  portion  of  Monthly
                                       Payments,  Net  Liquidation  Proceeds and
                                       certain other proceeds.  In the case that
                                       _________   is  no   longer   acting   as
                                       Servicer, the Successor Servicer will be entitled to a Servicing Fee of ____% per annum of the Principal Balance of each Loan.

Optional Termination by the
   Servicer or Seller ............The  Servicer  or Seller  may,  at its  option
                                       (and if such option is not  exercised  by
                                       the   Servicer   or   the   Seller,   the
                                       Certificate  Insurer  may, at its option)
                                       repurchase  all but not less  than all of
                                       the  Loans  in the  related  Group on any
                                       date on which  the  Class  A-1  Principal
                                       Balance,  with  respect to Group I or the
                                       sum of the Class A-2  Principal  Balance,
                                       the Class A-3  Principal  Balance and the
                                       Class A-4 Principal Balance, with respect
                                       to Group II,  is less  than  ____% of the
                                       sum of (x) the aggregate  Trust  Balances
                                       of the Loans in the  related  Group as of
                                       the Cut-Off  Date,  and (y) the  Original
                                       Group I Pre-Funded Amount or the Original
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Group   II    Pre-Funded    Amount,    as
                                       applicable,   by   purchasing   from  the
                                       _________  REMIC on the  next  succeeding
                                       Remittance  Date,  all of the property in
                                       such Group at a price equal to the sum of
                                       (a)  the  greater  of (i)  _____%  of the
                                       aggregate    Trust   Balances   of   each
                                       outstanding  Loan in such  Group and each
                                       REO  Property  acquired  in  respect of a
                                       Loan in such  Group  and  (ii)  the  fair
                                       market   value   (disregarding    accrued
                                       interest)  of the Trust  Balances of such
                                       Loans and such REO Properties, determined
                                       as the  average  of  three  written  bids
                                       (copies of which are to be  delivered  to
                                       the Trustee and the  Certificate  Insurer
                                       by the Servicer and the  reasonable  cost
                                       of which may be  deducted  from the final
                                       purchase       price)       made       by
                                       nationally-recognized dealers and based on a valuation process which would be used to value comparable Loans and REO properties, (b) the greater of (i) the aggregate amount of accrued and unpaid interest on the Trust Balances of the Loans in such Group through the related Due Period and (ii) _____ days' accrued interest thereon computed at a rate equal to the related Mortgage Interest Rate, in each case net of the Servicing Fee, and
                                       (c) any unreimbursed amounts due to the Certificate Insurer under the Pooling and Servicing Agreement and any accrued and unpaid Insured Payments.

                                       See "Servicing of the Loans--Termination;
                                       purchase of Loans" herein.

Trustee .........................._________, a _________,  with offices  located at  _________.  See "The Trustee" in this
                                       Prospectus Supplement.

ERISA Considerations .............A  fiduciary  of  any employee benefit plan or other retirement  arrangement  subject to
                                       the Employee  Retirement  Income Security
                                       Act of 1974, as amended ("ERISA"), or the
                                       Code  should  carefully  review  with its
                                       legal  advisors  whether the  purchase or
                                       holding  of  Class A  Certificates  could
                                       give rise to a transaction  prohibited or
                                       not otherwise  permissible under ERISA or
                                       the Code.  The U.S.  Department  of Labor
                                       has  issued  an   individual   exemption,
                                       Prohibited  Transaction  Exemption 90-32,
                                       to  the  Underwriter  (the  "Exemption"),
                                       which   generally    exempts   from   the
                                       application  of certain of the prohibited
                                       transaction  provisions of ERISA, and the
                                       excise taxes  imposed on such  prohibited
                                       transactions  by Section  4975(a) and (b)
                                       of the Code and Section  502(i) of ERISA,
                                       transactions  relating  to the  purchase,
                                       sale   and   holding   of    pass-through
                                       certificates   such   as  the   Class   A
                                       Certificates   and  the   servicing   and
                                       operation  of  asset  pools  such  as the
                                       _________  REMIC,  provided  that certain
                                       conditions  are  satisfied.  Prior to the
                                       reduction  of the  Pre-Funded  Amount for
                                       the related  Group to zero,  the purchase
                                       or holding of Class A  Certificates  by a
                                       fiduciary of any employee benefit plan or
                                       other retirement  arrangement  subject to
                                       the ERISA, or the Code could give rise to
                                       a transaction prohibited or not otherwise
                                       permissible  under  ERISA  or  the  Code.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Accordingly, prior to such reduction, the assets of such plans or arrangements may not be used to purchase the Class A Certificates. See "ERISA Considerations" in this Prospectus Supplement.

Legal Investment .................The  Class A Certificates  will not constitute
                                       "mortgage    related    securities"   for
                                       purposes of the Secondary Mortgage Market
                                       Enhancement Act of 1984.

Federal Income Tax Status ........An  election  will  be made to  treat  Group I and Group II as a single real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates will be designated as the regular interests in the _________ REMIC and the Class R Certificates will be designated as the residual interest in the _________ REMIC.

                                       The Class A  Certificates  generally will
                                       be  treated  as  newly   originated  debt
                                       instruments   for   federal   income  tax
                                       purposes.  Beneficial Owners of the Class
                                       A Certificates will be required to report income thereon in accordance with the accrual method of accounting.

                                       In addition,  if the Class A Certificates
                                       are issued with original  issue  discount
                                       for  federal  income tax  purposes,  such
                                       event    generally    will    result   in
                                       recognition  of some  taxable  income  in
                                       advance  of  the   receipt  of  the  cash
                                       attributable to such income.

                                       See   "Certain    Federal    Income   Tax
                                       Considerations"    in   this   Prospectus
                                       Supplement  and "Certain  Federal  Income
                                       Tax Consequences --REMIC Securities" in the Prospectus.

Certificate Ratings ..............It is  a  condition  to  the  issuance  of the
                                       Class A  Certificates  that  the  Class A
                                       Certificates  shall  have been  rated not
                                       lower  than [AAA] by  [Standard  & Poor's
                                       Ratings Group]  ("Standard & Poor's") and
                                       [Aaa]  by  [Moody's   Investors  Service]
                                       ("Moody's")  based on the presence of the
                                       Certificate    Insurance   Policies.    A
                                       security  rating is not a  recommendation
                                       to buy, sell or hold  securities  and may
                                       be subject to revision or  withdrawal  at
                                       any   time   by  the   assigning   rating
                                       organization.  The ratings do not address
                                       the    possibility     that    Class    A
                                       Certificateholders  may  suffer  a  lower
                                       than anticipated  yield. See "Ratings" in
                                       this     Prospectus     Supplement    and
                                       "Prepayment and Yield Considerations" in this Prospectus Supplement.

--------------------------------------------------------------------------------

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Class A Certificates.

Underwriting Standards and Potential Delinquencies

     _________ was incorporated as an _______corporation in ______of _____and has been in the home equity lending business since _____. The underwriting standards for the Loans have been developed by _________ ("_________ _________") and have been audited to confirm compliance with those standards.

     [                            ]

Geographic Concentration

     [                               ]

Decline in Real Estate Values

     No assurance can be given that the values of the Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Loans become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses on the Mortgaged Properties could be higher than losses now generally experienced in the mortgage lending industry.

Risk of Loan Yield Reducing Class A-1 Pass-Through Rate

     The Class A-1 Pass-Through Rate is based upon the value of an index (one-month LIBOR) which is different from the value of the prime rate applicable to the Loans, as described under "The Loans" herein. The Loans adjust monthly based upon the highest prime rate as published in the "Money Rates" section of The Wall Street Journal on the last Business Day in the month whereas the Pass-Through Rate on the Class A-1 Certificates adjusts monthly based upon a one-month LIBOR index, limited by the Weighted Average Rate Cap. Consequently, the actual Class A-1 Pass-Through Rate for any Remittance Date may not equal what the Class A-1 Pass-Through Rate for such Remittance Date would have been without regard to the Weighted Average Rate Cap. In addition, one-month LIBOR and the prime rate may respond to different economic and market factors. Also, the Loans indexed to the prime rate are generally subject to specified Lifetime Rate Caps and Lifetime Rate Floors. Thus, it is possible, for example, that one-month LIBOR may rise during periods in which the prime rate applicable to the Loan is stable or is falling or that, even if both one-month LIBOR and the prime rate rise during the same period, one-month LIBOR may rise much more rapidly than the applicable prime rate. See "Interest; Class A-1 Pass-Through Rate" in the Summary to this Prospectus Supplement and "Description of the Certificates--Calculation of LIBOR" and "--Weighted Average Rate Cap."

The Subsequent Loans and the Pre-Funding Account

     If the principal amount of eligible HELOCs or HELs available during the Pre-Funding Period and sold to the Trust is less than _____% of the Original Pre-Funded Amount allocated to Group I or Group II, respectively, the Depositor will have insufficient Loans to sell to the Trust on the Subsequent Transfer Dates, thereby resulting in prepayments of principal to Holders of the related class of Class A Certificates as described herein. See "Social, Economic and Other Factors" below. In addition, any conveyance of Subsequent Loans is subject to the following conditions, among others: (i) each such Subsequent Loan must satisfy certain specified representations and warranties; (ii) the Depositor will not select such Subsequent Loans in a manner that it believes is adverse to the interests of the Holders of the Class A Certificates or the Certificate Insurer; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Loans and tax and corporate enforceability matters; and (iv) as of the Subsequent Cut-Off Date, the Loans at that time, including the Subsequent Loans to be conveyed by the Depositor as of such Subsequent Cut-Off Date, will satisfy the criteria set forth in the Pooling and Servicing Agreement, as described herein under "Description of the Loans -- Conveyance of Subsequent Loans."

     Amounts on deposit in the Pre-Funding Account will be invested in Permitted Investments. To the extent that amounts on deposit in the Pre-Funding Account and allocated to Group I or Group II have not been fully applied to the purchase of Subsequent Loans by the end of the Pre-Funding Period, such remaining amount will be applied as a prepayment of principal paid to the Holders of the related Class A Certificates on the Remittance Date following the end of the Pre-Funding Period (in no event later than the ___________ Remittance Date). The amount of any such prepayment will be applied to the Class A Certificates in accordance with the "sequential pay" feature, if any, of such Certificates. Although no assurances can be given, it is anticipated by the Depositor that the principal amount of Subsequent Loans sold to the Trust will require the application of substantially all amounts on deposit in the Pre-Funding Account and that there will be no material principal prepayment to the Holders of the Class A Certificates.

     Each Subsequent Loan must satisfy the eligibility criteria referred to above at the time of its addition. However, Subsequent Loans may have been originated by _________ or purchased by the Depositor using credit criteria different from those which were applied to other Loans and may be of a different credit quality. Therefore, following the transfer of Subsequent Loans to the Trust, the aggregate characteristics of the Loans then held in the Trust Fund may vary from those of the Loans initially included in the Trust. See "Description of the Loans -- Conveyance of Subsequent Loans."

Social, Economic and Other Factors

     The ability of the Trust Fund to invest in Subsequent Loans is largely dependent upon whether the mortgagors thereunder perform their payment and other obligations required by such Subsequent Loans in order that such Subsequent Loans meet the specified requirements for transfer on a Subsequent Transfer Date. The performance by such mortgagors may be affected as a result of a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, the Depositor is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect the performance by such mortgagors and the availability of Subsequent Loans.

                            DESCRIPTION OF THE LOANS

General

     [The statistical information regarding the Loans which is presented in this Prospectus Supplement is based upon the characteristics of the HELOCs to be included in Group I and the HELs to be included in Group II as of the close of business on _________ (the "Cut-Off Date"). Unless otherwise indicated, all percentages set forth in this Prospectus Supplement are based upon the aggregate Principal Balances of the Loans in the respective Group as of the Cut-Off Date, which was $_____ with respect to Group I and $_____ with respect to Group II.]

     [The HELOCs to be included in Group I of the _________ REMIC are evidenced by loan agreements (each, a "Loan Agreement") secured by mortgages or deeds of trust (of which approximately ____% by Cut-Off Date principal balance are second liens and the remainder are first liens) (the "Mortgages") on [ ] properties (the "Mortgaged Properties") and have the additional characteristics described below.]

     [The HELOCs have original terms to stated maturity of approximately _____ years. Each HELOC was selected for inclusion in the REMIC _________ from among those that met the following criteria as of the Cut-Off Date: (i) a current Principal Balance of no less than $____________, (ii) not more than __days past due and no more than _____% of the Loans more than _____ days past due and (iii) not less than ___months to contractual maturity. The HELOCs were selected by _________ from the Loans in _________ _________'s portfolio that met the above criteria using a selection process believed by _________ not to be adverse to the Certificateholders, the Certificate Insurer or _________ _________. As of the Cut-Off Date, the average unpaid principal balance of the HELOCs was approximately $_____. As of the Cut-Off Date, the weighted average Gross Margin of the HELOCs was approximately __% and the weighted average Mortgage Interest Rate of the HELOCs was ______%. The weighted average "Combined Loan-to-Value Ratio" (calculated by dividing the sum of (x) any outstanding first mortgage balance as of the date the HELOC was originated plus (y) the maximum available credit under the HELOC as of the Cut-Off Date, by the appraised value of such Mortgaged Property at origination) of the HELOCs was approximately ____%. As of the Cut-Off Date, the weighted average maximum credit limit utilization rate (computed by dividing the aggregate Principal Balance for the HELOCs by the aggregate credit limit of the HELOCs) was approximately ______%. The weighted average remaining term to maturity was _____ months and the latest scheduled maturity of any HELOC is ________; however the actual date on which any Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.]

     [Each of the Loans is subject to a due-on-sale clause. See "Certain Legal Aspects of the Loans and Contracts--Due on Sale Clauses in Mortgage Loans" in the Prospectus.]

     [The Mortgage Interest Rate on each HELOC will adjust monthly on each applicable Interest Adjustment Date to a rate equal to the sum, which rate will, in the principal repayment period beginning after the first ten years of the HELOC, be rounded up to the nearest one-eighth of one percentage point (_____ basis points), of (i) the highest prime rate as published in the "Money Rates" section of The Wall Street Journal on the last Business Day of the month immediately preceding the related Interest Adjustment Date Bank plus (ii) a fixed percentage (the "Gross Margin"), which total is generally subject to a specified maximum and minimum lifetime Mortgage Interest Rates ("Lifetime Rate Caps" and "Lifetime Rate Floors ," respectively) as specified in the related Mortgage Note. Due to the application of the Lifetime Rate Caps and Lifetime Rate Floors, the Mortgage Interest Rate on any HELOC, as adjusted on any related Interest Adjustment Date, may not equal the sum of the related prime rate and the Gross Margin. The Due Date is the ___th day of the month for all of the HELOCs. Each HELOC requires the related Mortgagor to make current interest payments during the life of the HELOCs.]

     [Effective with the first payment due on a HELOC after the tenth anniversary date of the date of origination thereof in the case of substantially all HELOCs, on each related Interest Adjustment Date, the Monthly Payment will be adjusted to an amount that will amortize the outstanding principal balance of the HELOC over its remaining term. The weighted average number of months from the Cut-Off Date to the first adjustment of the monthly payment such that the resulting amount will amortize the outstanding principal balance of the HELOCs over the remaining term is ____months.]

     [Based on information supplied by the Mortgagors in connection with their loan applications at origination, ___of the Mortgaged Properties securing the HELOCs, which secure approximately ____% of the outstanding principal balance of the HELOCs, will be owner occupied primary residences and ______ of the Mortgaged Properties securing the HELOCs, which secure approximately ______% of the outstanding principal balance of the HELOCs, will be non-owner occupied or second homes.]

     [The HELs to be included in Group II of the _________ REMIC are evidenced by promissory notes secured by mortgages or deeds of trust (of which approximately _____% by Cut-Off Date principal balance are second liens and the remainder are first liens) (the "Mortgages") on one- to four-family residential properties (the "Mortgaged Properties") and to have the additional characteristics described below.]

     [Approximately ______% of the HELs have original terms to stated maturity of approximately _____ years or less and approximately _____% of the HELs have original terms to stated maturity of approximately _____ years or less. Each HEL was selected for inclusion in the REMIC _________ from among those that met the following criteria of the applicable Cut-Off Date: (i) a current Principal Balance of no less than $_____, (ii) not more than _____ days past due and no more than _____% of the Loans more than _____ days past due and (iii) not less than _____ months to contractual maturity. The HELs were selected by _________ from the Loans in the _________'s portfolio that met the above criteria using a selection process believed by _________ not to be adverse to the Certificateholders, the Certificate Insurer or _________ _________. As of the Cut-Off Date, the average unpaid principal balance of the HELs was approximately $_____. As of the Cut-Off Date, the weighted average Mortgage Interest Rate of the HELs was _____%. The weighted average "Combined Loan-to-Value Ratio" (calculated by dividing the sum of (x) any outstanding first mortgage balance as of the date of origination of the related Loan plus (y) the Trust Balance under the HEL as of the Cut-Off Date, by the appraised value of such Mortgaged Property at origination) of the HELs was approximately _____%. The weighted average remaining term to stated maturity was approximately _____ months and the latest scheduled maturity of any HEL is __________; however the actual date on which any Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.]

     [Each of the Loans is subject to a due-on-sale clause. See "Certain Legal Aspects of the Loans and Contracts-Enforceability of Certain Provisions" in the Prospectus.]

     [Based on information supplied by the Mortgagor in connection with their loan applications at origination, _____ of the Mortgaged Properties securing the HELs, which secure approximately _____% of the outstanding principal balance of the HELs, will be owner occupied primary residences and _____ of the Mortgaged Properties securing the HELs, which secure approximately _____% of the outstanding principal balance of the HELs, will be non-owner occupied or second homes.]

Solicitation Process

     [                          ]

Underwriting Criteria

     [                          ]

Origination Process

     The Loans were underwritten by _________ in accordance with underwriting standards developed in conjunction with _________ _________ which approves any variance from such standards and makes the extension of credit.

Loan Closing Procedures

     [                                 ]

     Set forth below is a description of certain additional characteristics of the Loans as of the Cut-Off Date (except as otherwise indicated). Dollar amounts and percentages may not add up to totals due to rounding.

                       Mortgage Interest Rates of HELOCs


                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
Gross Mortgage Interest Rates     Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The weighted average Mortgage Interest Rate of the HELOCs will be approximately _____% per annum.

                             Gross Margin of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
Gross Margin                      Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The weighted average Gross Margin of the HELOCs will be approximately _____% per annum.

                          Lifetime Rate Cap of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
      Lifetime Rate Floor         Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The weighted average Lifetime Rate Cap of the HELOCs will be approximately _____% per annum.

                         Lifetime Rate Floor of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
      Lifetime Rate Floor         Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The  weighted   average   Lifetime   Rate  Floor  of  the  HELOCs  will  be
approximately _____% per annum.

                      Remaining Term to Maturity of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
     Remaining Months to         Mortgage    Trust Balance     Trust Balance of
          Maturity                Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------





--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The calculated weighted average remaining term of the HELOCs will be approximately _____ months.

                         Year of Origination of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
   Year of Origination            Loans      of all HELOCs          HELOCs
--------------------------      ---------    -------------     ----------------





--------------------------------------------------------------------------------
Total                            _____           _____%           $
================================================================================

     The earliest month and year of origination of any HELOC is _____ and the latest month and year of origination will be ______.



                    Combined Loan-to-Value Ratios of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
Combined Loan-to-Value Range      Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                            _____           _____%           $
================================================================================

     The minimum and maximum Combined Loan-to-Value Ratios of the HELOCs as of the Cut-Off Date are approximately _____% and _____%, respectively, and the weighted average Combined Loan-to-Value Ratio as of the Cut-Off Date of the HELOCs is approximately _____%. The "Combined Loan-to-Value Ratio" of a HELOC as of the Cut-Off Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first mortgage balance as of the date of origination plus the maximum available amount of credit under the HELOC as of the Cut-Off Date divided by the appraised value of the Mortgaged Property. See "The Trust Funds-- The Loans" in the Prospectus.

                Maximum Credit Limit Utilization Rates of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
  Range of Maximum Credit        Mortgage    Trust Balance     Trust Balance of
  Limit Utilization Rate          Loans      of all HELOCs          HELOCs
---------------------------     ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     As of the Cut-Off Date, the weighted average maximum credit limit utilization rate of the HELOCs was _____%.

                     Second Mortgage Ratios of HELOCs(1)(2)

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
  Range of Cut-Off Date          Mortgage    Trust Balance     Trust Balance of
 Second Mortgage Ratios           Loans      of all HELOCs          HELOCs
--------------------------      ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

------------

(1) The Second Mortgage Ratio of a HELOC is the ratio (expressed as a percentage) of the Credit Limit of the HELOC to the sum of such Credit Limit and the outstanding balance of any senior mortgage computed as of the date of the origination of the Loan.

(2) As of the Cut-Off Date, the weighted average Second Mortgage Ratio of the HELOCs was _____%.

                   Current Loan Principal Balances of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
Current Loan Principal Balance    Loans      of all HELOCs          HELOCs
------------------------------  ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     As of the Cut-Off Date, the average unpaid principal balance of the HELOCs will be approximately $_____.

                      Mortgaged Properties Securing HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
       Property Type              Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------






--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     Geographic Distribution of Mortgaged Properties Securing HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
           State                  Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     No more than approximately _____% of the HELOCs will be secured by Mortgaged Properties located in any one zip code.

                             FICO Scores of HELOCs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
           Score                  Loans      of all HELOCs          HELOCs
----------------------------    ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The weighted average FICO score of HELOCs is _____.

                        Mortgage Interest Rates of HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
    Mortgage Interest Rates       Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------

















--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The  weighted  average   Mortgage   Interest  Rate  of  the  HELs  will  be
approximately _____% per annum.

                       Remaining Term to Maturity of HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
     Remaining Months to         Mortgage    Trust Balance     Trust Balance of
         Maturity                 Loans      of all HELOCs          HELOCs
----------------------------    ---------    -------------     ----------------






--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The calculated weighted average remaining term of the HELs will be _____ months.

                          Year of Origination of HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
    Year of Origination           Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------





--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The earliest month and year of origination of any HEL is _____ and the latest month and year of origination will be ________.

                     Combined Loan-to-Value Ratios of HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
Combined Loan-to-Value Ratios     Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The minimum and maximum Combined Loan-to-Value Ratios of the HELs as of the Cut-Off Date are approximately _____% and _____%, respectively, and the weighted average Combined Loan-to-Value Ratio as of the Cut-Off Date of the HELs is approximately _____%. The "Combined Loan-to-Value Ratio" of a HEL as of the Cut-Off Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first mortgage balance as of the date of origination plus the Principal Balance of the HEL as of the Cut-Off Date divided by the appraised value of the Mortgaged Property. See "The Trust Funds -- The Loans" in the Prospectus.

                    Original Loan Principal Balances of HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
        Original Loan            Mortgage    Trust Balance     Trust Balance of
      Principal Balance           Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     As of the Cut-Off Date, the average unpaid principal balance of the HELs will be approximately $_____.

                       Mortgaged Properties Securing HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
      Property Type               Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------








--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

         Geographic Distribution of Mortgaged Properties Securing HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
            State                 Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     No more than approximately _____% of the HELs will be secured by Mortgaged Properties located in any one zip code.

                              FICO Scores of HELs

                                             Percentage of
                                             Cut-Off Date
                                Number of      Aggregate       Aggregate Unpaid
                                 Mortgage    Trust Balance     Trust Balance of
            Score                 Loans      of all HELOCs          HELOCs
-----------------------------   ---------    -------------     ----------------













--------------------------------------------------------------------------------
Total                                             _____%           $
================================================================================

     The weighted average FICO score of HELs is _____.

     The information set forth in the preceding section "Description of the Loans" has been based upon information provided by ________________ and tabulated by the Depositor. None of the Depositor, the Trustee or the Certificate Insurer make any representation as to the accuracy or completeness of such information.

Conveyance of Subsequent Loans

     The Pooling and Servicing Agreement permits the Trust Fund to acquire up to $_____ aggregate principal balance of Subsequent Loans which are HELOCs and up to $_____ aggregate principal balance of Subsequent Loans which are HELs. Accordingly, the statistical characteristics of the Loans will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Loans.

     The obligation of the Trust to purchase the Subsequent Loans on a Subsequent Transfer Date is subject to certain requirements designed to ensure that following such purchase, the characteristics of the Loans in the aggregate will not differ materially from the characteristics of those Loans which are sold to the Trust on the Closing Date. The Pooling and Servicing Agreement will provide that any of such requirements may be waived or modified in any respect upon prior written consent of the Certificate Insurer. The Pooling and Servicing Agreement will permit the Certificate Insurer in its sole discretion, to require an increase in the Required Reserve Account Level as a condition to any such consent.

Mandatory Repurchase or Substitution of Loans

     The Seller is required, with respect to Loans that are found by the Trustee to have defective documentation, or in respect of which the Seller has breached a representation or warranty, to repurchase such Loans or substitute such Loan with a Qualified Substitute Loan. See "Prepayment and Yield Considerations" and "Description of the Certificates--Assignment of Loans; Representations and Warranties of the Seller" herein.

Delinquency and Foreclosure Experience

     The following tables set forth information relating to the delinquency and loan loss experience on the Loans in the Servicer's servicing portfolio for the periods shown.

                     Delinquency and Foreclosure Experience

                             (Dollars in Thousands)

                               At  ______________                          At  ________________
                   -------------------------------------------  -------------------------------------------
                                                        % of                                         % of
                                % of     Principal   Principal               % of     Principal   Principal
Delinquency         Number     Number     Balance     Balance    Number     Number     Balance     Balance
  Status           of Loans   of Loans    of Loans    of Loans  of Loans   of Loans    of Loans    of Loans
-----------        --------   --------   ---------   ---------  --------   --------   ---------   ---------

__ to __ days

__ to __ days

___ days

Foreclosure

Bankruptcy

Losses for Period

------------------------------------------------------------------------------------------------------------
TOTAL


                              At   _______________
                   -------------------------------------------
                                                        % of
                                % of     Principal   Principal
Delinquency         Number     Number     Balance     Balance
  Status           of Loans   of Loans    of Loans    of Loans
-----------        --------   --------   ---------   ---------

__ to __ days

__ to __ days

___ days

Foreclosure

Bankruptcy

Losses for Period

--------------------------------------------------------------
TOTAL



     _________ commenced receiving applications for Loans under its lending programs only in ____and _________ _________ funded its first loan in ______. Accordingly, the Servicer has insufficient historical delinquency, bankruptcy, foreclosure or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of Loans similar to the Loans being sold to the Trust.

                              [DETAILS OF SELLER]

                             [DETAILS OF SERVICER]

General

     ________________ ("_________") is a ___________corporation.

     [Description of Servicer]

     The following table sets forth certain information regarding the principal balance of one-to four-family residential Loans included in the Servicer's servicing portfolio. The Servicer's servicing portfolio includes Loans held for sale and Loans held for investment (including Loans held for ________________) which were originated or acquired by the Servicer's mortgage banking operations.

                       The Servicer's Servicing Portfolio

                                                                   ______ Months
                                     Year Ended    Year Ended          Ending

                                     ----------    ----------      -------------



Beginning servicing portfolio

Add:

   Loans originated or acquired

Deduct: Prepayments (net of
subsequent draws)

   Sale of servicing rights
   Loans sold, servicing released

Ending servicing portfolio
Number of loans serviced
Average loan size

     The information set forth in this section concerning the Servicer has been provided by ________________. None of the Depositor, the Trustee or the Certificate Insurer make any representation as to the accuracy or completeness of such information.

                     ALLOCATIONS OF PAYMENTS ON THE HELOCS
             BETWEEN THE TRUST BALANCES AND THE ADDITIONAL BALANCES

     The Loans have been sold and assigned to the Trust. The _________ REMIC is designated to include the right to receive payments calculated in an amount equal to the aggregate outstanding principal balance of the Loans as of the close of business on the Cut-Off Date, and the right to receive all payments of interest thereon after the Cut-Off Date (net of Servicing Fees). Although each Loan Agreement could evidence more than the Trust Balance, whether arising subsequent to the Cut-Off Date or prior thereto, the balance allocated to the _________ REMIC and allocated to the Class A-1 Certificates will be established as of the Cut-Off Date. Future payments on each Loan will be allocated between the Class A-1 Certificates representing the Trust Balances and the Additional Balances in the following manner:

          (a) Payments of interest by the Mortgagor on a Loan with respect to which an Additional Balance has been drawn will be allocated on a pro rata basis between the Trust Balance thereof and such Additional Balance in proportion to the interest owed on each balance.

          (b) Any prepayments of principal received in respect of a Loan and any remaining portion of any Loan payment which represents the principal portion of the Monthly Payment (including any Insurance Proceeds which are not Liquidation Proceeds and are applied in reduction of a principal balance of the Loan) will be applied first to the Trust Balance of such Loan until such Trust Balance is reduced to zero, and then to any Additional Balance of such Loan arising from advances to the Mortgagor subsequent to the Cut-Off Date. When the Trust Balance of a particular Loan has been reduced to zero in this manner the Loan will be released by the Trustee to the holder of the certificate issued by the Trustee (the "Additional Certificate") representing the interest in any Additional Balances.

          (c) Net Liquidation Proceeds received on a Defaulted Loan will be allocated first to unpaid interest in the manner described above. Any remaining proceeds will be allocated on a pro rata basis to the Trust Balances and the Additional Balances according to the ratio of the Trust Balance to such Additional Balance of such Defaulted Loan immediately prior to such time as it became a Defaulted Loan.

     The Servicer will have the right to repurchase any HELOC on and after the date upon which the Trust Balance of such HELOC equals zero.

     On or prior to the Issue Date, the Trustee and the Certificate Insurer will have received an opinion of the general counsel to _________ Financial Corporation with respect to the enforceability of provisions in the Pooling and Servicing Agreement regarding the application and administration of payments under the Loan agreements requiring principal payments made on the Loans to be allocated first to the earliest draws made thereon.

                      PREPAYMENT AND YIELD CONSIDERATIONS

     The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Class A Certificate will be directly related to the rate of payment of principal of the Loans in the related Group, including for this purpose voluntary payment in full of Loans in the related Group prior to stated maturity, liquidations due to defaults, casualties and condemnations, and repurchases of or substitutions for Loans in the related Group by the Servicer as required or permitted under the Pooling and Servicing Agreement or the purchase and Sale Agreement.

     The actual rate of principal prepayments on pools of Loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of Loans at any time because of specific factors relating to the Loans in the particular pool, including, among other things, the age of the Loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and employment.

     Substantially, all of the Loans are prepayable by the related Mortgagors on the Mortgage Notes without penalty.

     The rate of prepayments with respect to conventional Loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates at the time of origination, Loans may be subject to higher prepayment rates than if prevailing rates remain at or above those at the time such Loans were originated. Conversely, if prevailing interest rates rise appreciably above the interest rates at the time of origination, Loans may experience a lower prepayment rate than if prevailing rates remain at or below those at the time such Loans were originated. However, there can be no assurance that the Loans will conform to the prepayment experience of conventional Loans or to any past prepayment experience or any published prepayment forecast. No assurance can be given as to the level of prepayments on Loans that the _________ REMIC will experience.

     As indicated above, if purchased at other than par, the yield to maturity on a Class A Certificate will be affected by the rate of the payment of principal of the Loans in the related Group. If the actual rate of payments on the Loans in the related Group is slower than the rate anticipated by an investor who purchases a Class A Certificate at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Loans in the related Group is faster than the rate anticipated by an investor who purchases a Class A Certificate at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

     In addition, the rate of prepayments may vary as between HELOCs and HELs and as between HELOCs with Additional Balances and without Additional Balances. To the extent that HELOCs without Additional Balances prepay all or a portion of the outstanding Principal Balance of such HELOCs, Class A-1 Certificateholders may realize a significantly different yield on their investment than is otherwise experienced by the holder of the Additional Certificate.

     The following discussion assumes the characteristics set forth in the tables below. For the purpose of this table, the Final Scheduled Maturity Date for the Class A-1 Certificates is expected to be __________, which is ----- months after the final stated maturity date of the HELOC having the latest maturity date, the Final Scheduled Maturity Date for the Class A-2 Certificates is expected to be _________, which is the date _____ months after the date upon which the Class A-2 Principal Balance would be reduced to zero assuming no defaults and no prepayments on the HELs, the Final Scheduled Maturity Date for the Class A-3 Certificates is expected to be _______, which is the date _____ months after the date upon which the Class A-3 Principal Balance would be reduced to zero assuming no defaults and no prepayments on the HELs and the Final Scheduled Maturity Date for the Class A-4 Certificates is expected to be __________, which is _____ months after the final stated maturity date of the HEL having the latest maturity date. The weighted average life of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates is likely to be shorter than would be the case if payments actually made on the HELOCs or HELs, respectively, conformed to the foregoing assumption, and the final Remittance Date with respect to any of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates could occur significantly earlier than the Final Scheduled Maturity Date, because (i) prepayments (including, for this purpose, prepayments attributable to foreclosure, liquidation, repurchase and the like) on the HELOCs or HELs are likely to occur, (ii) three and fifteen months have been added to obtain the Final Scheduled Maturity Dates for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, as applicable, and (iii) the Servicer, the Seller or the Certificate Insurer may cause a liquidation of Group I when the aggregate outstanding Class A-1 Principal Balance is less than _____% of the sum of the aggregate Trust Balances of the HELOCs as of the Cut-Off Date and the Original Group I Pre-Funded Amount or a liquidation of Group II when the sum of the aggregate outstanding Class A-2 Principal Balance, Class A-3 Principal Balance and Class A-4 Principal Balance is less than _____% of the sum of the aggregate Trust Balances of the HELs as of the Cut-Off Date and the Original Group II Pre-Funded Amount.

     "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security is scheduled to be repaid to an investor. The weighted average life of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, and the Class A-4 Certificates will be influenced by the rate at which principal of the HELOCs and HELs, respectively, is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes liquidations due to default). Prepayments on Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is a prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of Loans for the life of such Loans. The tables relating to the Class A-1 Certificates are priced using constant prepayment rate ("CPR") assumption. With respect to the Class A-1 Certificates, the "_____% Prepayment Assumption" assumes a CPR of _____% per annum of the then outstanding principal balance of the HELOCs. The tables relating to the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates are priced using Home Equity Prepayment ("HEP") assumption. HEP assumes that a pool of loans prepays in the first month at a CPR that corresponds in CPR to one-tenth the given HEP percentage and increases by an additional one-tenth each month thereafter until the tenth month, where it remains at a CPR equal to the given HEP percentage. With respect to the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, the "_____% Prepayment Assumption" assumes a CPR of _____% per annum of the then outstanding principal balance of the HELs in the first month of the life of such HELs and an additional _____% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of the respective HELs, the _____% Prepayment Assumption assumes CPR of _____% per annum each month.

     Neither the Prepayment Assumption nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of Loans, including the Loans included in the Trust. Variations in the actual prepayment experience and the balance of the Loans that prepay may increase or decrease each weighted average life shown in the following tables. Such variations may occur even if the average prepayment experience of all such Loans equals any of the specified percentages of the Prepayment Assumption.

     The following table regarding the Class A-1 Certificates has been prepared assuming that (i) the information with respect to the HELOCs is as follows:

                                  Weighted
                                  Average
                  Weighted        Mortgage        Original     Remaining
                  Average       Interest Rate      Term to      Term to   Interest Only
  Aggregate       Mortgage    (Net of Servicing   Maturity      Maturity     Period
Trust Balance  Interest Rate         Fee)        (in months)  (in months)  (in months)
-------------  -------------  -----------------  -----------  -----------  -----------





and regarding the Class A-2 Certificates, the Class A-3 Certificates and Class A-4 Certificates have been prepared assuming (ii) that the information with respect to the HELs is as follows:

                                  Weighted
                                  Average
                  Weighted        Mortgage        Original     Remaining
                  Average       Interest Rate      Term to      Term to
  Aggregate       Mortgage    (Net of Servicing   Maturity      Maturity
Trust Balance  Interest Rate         Fee)        (in months)  (in months)
-------------  -------------  -----------------  -----------  -----------





(iii) payment dates on each HELOC and HEL are the ___th day of the month; (iv) all scheduled monthly payments on the HELOCs and on the HELs are made in a timely fashion; (v) all prepayments represent prepayments in full and there are no Prepayment Interest Shortfalls; (vi) distributions on the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates are made on the ___th day of each month, commencing on _________; (vii) the Issue Date is _________; (viii) the HELOCs and HELs will prepay at the indicated percentages of the Prepayment Assumption set forth below and (ix) with regard to the weighted average lives none of the Servicer, the Seller or the Certificate Insurer exercises its option to terminate Group I when the aggregate outstanding Class A-1 Principal Balance is reduced to less than _____% of the sum of (A) the aggregate Trust Balances of the HELOCs as of the Cut-Off Date and (B) the Original Group I Pre-Funded Amount or its option to terminate Group II when the sum of the aggregate outstanding Class A-2 Principal Balance, Class A-3 Principal Balance and Class A-4 Principal Balance is reduced to less than _____% of the sum of (A) the aggregate Trust Balances of the HELs as of the Cut-Off Date and (B) the Original Group II Pre-Funded Amount.

     Based upon the foregoing assumptions, certain of which may not reflect actual experience, the following tables indicate the projected weighted average life of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates at various percentages of the Prepayment Assumption. As used in the table below, _____% Prepayment Assumption assumes prepayment rates equal to _____% of the Prepayment Assumption, i.e., no prepayments on the Loans having the characteristics described below. Correspondingly, _____% Prepayment Assumption assumes a CPR equal to _____% of the related Prepayment Assumption, _____% Prepayment Assumption assumes a _____% increase in each of the rates described above; and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool, including the related Loans.

                         Class A-1 Certificates

                      Weighted Average
   Percentage of          Life To       Expected Maturity(2) Earliest Retirement
Prepayment Assumption   Maturity (1)                              Date (2)(3)
--------------------- ----------------  -------------------- ----------------









------------------

(1)  The weighted  average life of the Class A-1  Certificates  is determined by
     (a) multiplying the amount of each principal payment by the number of years from the Issue Date to the related Remittance Date; (b) adding the results; and (c) dividing the sum by the original Class A-1 Principal Balance.

(2)  Calculated at the applicable percentage of the Prepayment Assumption.

(3) Determined assuming early retirement of the Class A-1 Certificates upon termination of Group I on the Remittance Date following the first day of the month in which the Class A-1 Principal Balance declines to a level less than _____% of the aggregate initial principal balance of the HELOCs plus the Original Group I Pre-Funded Amount.

(4)  Pricing speed.

                             Class A-2 Certificates

                              Weighted Average
   Percentage of                  Life To
Prepayment Assumption           Maturity (1)           Expected Maturity(2)
---------------------         ----------------         --------------------









                             Class A-3 Certificates


                              Weighted Average
   Percentage of                  Life To
Prepayment Assumption           Maturity (1)           Expected Maturity(2)
---------------------         ----------------         --------------------










                             Class A-4 Certificates

                              Weighted Average
   Percentage of                  Life To
Prepayment Assumption           Maturity (1)           Expected Maturity(2)
---------------------         ----------------         --------------------





---------------

(1) The weighted average lives of the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates are determined by (a) multiplying the amount of each principal payment by the number of years from the Issue Date to the related Remittance Date; (b) adding the results; and (c) dividing the sum by the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance or the Original Class A-4 Principal Balance, as applicable.

(2) Calculated at the applicable percentage of the Prepayment Assumption.

(3) Pricing speed.

(4) Determined assuming early retirement of the Class A-4 Certificates upon termination of Group II on the Remittance Date following the first day of the month in which the Class A-4 Principal Balance declines to a level less than _____% of the aggregate initial principal balance of the HELs plus the Original Group II Pre-Funded Amount.

     There is no assurance that prepayments will occur or, if they do occur, that they will occur at any percentage of the Prepayment Assumption.

     The Pooling and Servicing Agreement provides that none of the Certificate Insurer, the Trust Fund, _________ REMIC, the Trustee, the Depositor or the Servicer will be liable to any Certificateholder or Holder for any loss or damage incurred by such Certificateholder or Holder as a result of any difference in the rate of return received by such Certificateholder or Holder as compared to the applicable Pass-Through Rate, with respect to any Holder of Class A Certificates upon reinvestment of the funds received in connection with any premature repayment of principal on the Certificates, including without limitation any such repayment resulting from any prepayment by the Mortgagor, any liquidation of such Loan, or any repurchase of or substitution for any Loan by the Servicer.

Mandatory Prepayment

     The Original Pre-Funded Amount, funded from the proceeds of the sale of the Class A Certificates may be used to acquire Subsequent Loans. The Original Pre-Funded Amount will be allocated to Group I in an amount equal to $_____ which may be used only to purchase HELOCs or prepay Class A-1 Certificates and to Group II in an amount equal to $_____ which may be used only to purchase HELs, prepay Class A-2 Certificates, Class A-3 Certificates or prepay Class A-4 Certificates. In the event that, at the end of the Pre-Funding Period, not all of either such amount has been used to acquire Subsequent Loans, then the related Class A Certificates will be prepaid in part on the ____________ Remittance Date. Such amount will be allocated between the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, if applicable, in accordance with the "sequential pay" feature applicable to such Certificates.

     Prior to the investment of the Original Group I Pre-Funded Amount and the Original Group II Pre-Funded Amount in Subsequent Loans, such amount will be invested in one or more Permitted Investments. A "Permitted Investment" is any of the following: (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or FNMA) shall be a Permitted Investment; provided, that at the time of such investment, such investment is acceptable to the Certificate Insurer, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption; (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated [A-1 +] by [S&P] and [P-1] by [Moody's]; (c) commercial paper (having original maturities of not more than _____ days) rated [A-1 +] by[ S&P] and [P-1] by [Moody's]; (d) investments in money market funds rated "{AAAm]" or "[AAAm-G]" by[ S&P] and [Aaa] by [Moody's]; and (e) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee; provided, that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than _____% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Any Permitted Investment must mature no later than the Business Day prior to the next Remittance Date.

     Although no assurances can be given, it is anticipated by the Depositor that the principal amount of Subsequent Loans sold to the Trust Fund will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Holders of the Class A Certificates from amounts on deposit in the Pre-Funding Account.

                        DESCRIPTION OF THE CERTIFICATES

General

     The Class A Certificates and Class R Certificates will represent interests in certain segregated assets of the Trust Fund designated as the _________ REMIC. In addition to the Class A Certificates and Class R Certificates, the Trust Fund will also issue the Additional Certificate. The Class R Certificates have been designated as the single "residual interest" for purposes of the Code. The Class R Certificates and the Additional Certificate are not being offered hereby. Pursuant to the purchase and Sale Agreement, the Class R Certificates and the Additional Certificate will be transferred to the Seller on the Issue Date as part of the consideration for the transfer of the Loans to the Depositor and the transfer of the Additional Balances on the Loans to the Trust Fund, respectively.

     Each Class A Certificate represents a certain fractional undivided ownership interest in the _________ REMIC created and held pursuant to the Pooling and Servicing Agreement described below, subject to the limits and the priority of distribution described therein. The _________ REMIC consists of, with respect to any Loan as to which a Trust Balance is still owing to such REMIC, (a) the Trust Balances of the Loans, together with (i) all collections thereon and proceeds thereof collected after the Cut-Off Date (other than Monthly Payments due on each Loan up to and including any Due Date occurring on or prior to the Cut-Off Date), and (ii) all mortgage files relating thereto, (b) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, (c) assets that are deposited in the Certificate Account, including amounts on deposit in the Certificate Account and invested in Permitted Investments, (d) assets that are deposited in the Reserve Account, including any letter of credit, (e) the Trustee's rights with respect to the Loans under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any insurance proceeds, (f) Liquidation Proceeds (excluding any amounts allocated to the Additional Balances) and (g) released mortgaged property proceeds (excluding any amounts allocated to the Additional Balances). The Trust Fund owns all the assets contained in the _________ REMIC and, in addition, the Capitalized Interest Account, the Additional Balances, and all collections with respect thereto. In addition, the Depositor has caused the Certificate Insurer to issue the Certificate Insurance Policies under which it will guarantee payments to the Class A Certificateholders as described herein.

Book-Entry Registration

     The Class A Certificates will be issued only in book-entry form, in denominations of $_____ initial principal balance with integral multiples thereof, except that one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate and one Class A-4 Certificate may be issued in a different amount.

     The Class A-1 Certificates initially will be represented by a single physical certificate, the Class A-2 Certificates will initially be represented by a single physical certificate, the Class A-3 Certificates will initially be represented by a single physical certificate and the Class A-4 Certificates will initially be represented by a single physical certificate in each case registered in the name of Cede, as nominee of DTC, which will be the "Holder" or "Certificateholder" of the Class A Certificates as such terms are used in the Pooling and Servicing Agreement. No Beneficial Owner will be entitled to receive a certificate representing such person's interest in the Class A Certificates, except as set forth below under "--Definitive Certificates" below. Unless and until Definitive Class A Certificates are issued under the limited circumstances described herein, all references to actions taken by Certificateholders or holders shall, in the case of Class A Certificates, refer to actions taken by DTC upon instructions from its Participants (as defined below), and all references herein to distributions, notices, reports and statements to Certificateholders or holders shall, in the case of Class A Certificates, refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A Certificates, as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures.

     The Beneficial Owners may elect to hold their Class A Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants in such systems. The Book-Entry Certificates will be issued in one or more certificates per class of Class A Certificates which in the aggregate equal the principal balance of such Class A Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. ________ will act as depositary for CEDEL and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing principal amounts of $_____. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such

Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Owner" of such Class A Certificates will be Cede, as nominee of DTC. Beneficial Owners will not be Owners as that term is used in the Pooling and Servicing Agreement. Beneficial Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The Beneficial Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant and on the records of CEDEL or Euroclear, as appropriate).

     DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Certificates, such as the Class A Certificates, among Participants on whose behalf it acts with respect to the Book-Entry Certificates and to receive and transmit distributions of principal of and interest on the Book-Entry
Certificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

     Beneficial Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, Beneficial Owners will receive all distributions of principal and interest from the Trustee, or a paying agent on behalf of the Trustee, through DTC Participants. DTC will forward such distributions to its Participants, which thereafter will forward them to Indirect Participants or Beneficial Owners. Beneficial Owners will not be recognized by the Trustee, the Servicer or any paying agent as Certificateholders, as such term is used in the Pooling and Servicing Agreement and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlements in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Material Federal Income Tax Consequences -- REMIC Securities" in the Prospectus.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participant organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of _____ currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of _____ currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a _________ which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Remittance Date by the Trustee to Cede, as nominee of DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, Beneficial Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede, as nominee of DTC. Distributions with respect to Class A Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the

Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust provided by the Trustee to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Beneficial Owners are credited.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to the lack of a physical certificate for such Book-Entry Certificates. In addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Trustee, to Cede, as nominee for DTC.

     DTC has advised the Depositor and the Servicer that it will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally. DTC has advised the Depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of Participants whose holdings of Book-Entry Certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that Participants whose holdings of Book-Entry Certificates evidence such percentages of voting rights authorize divergent action.

     None of the Depositor, the Servicer, the Certificate Insurer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Class A Certificates among Participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Definitive Certificates

     The Class A Certificates, which will be issued initially as Book-Entry Certificates, will be converted to Definitive Certificates and reissued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if
(a) the Depository or the Servicer advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Depository or the Servicer is unable to locate a qualified successor or (b) the Trustee, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon delivery of Definitive Certificates, the Trustee will reissue the Book-Entry Certificates as Definitive Certificates to Beneficial Owners. Distributions of principal of, and interest on, the Book-Entry Certificates will thereafter be made by the Trustee, or a paying agent on behalf of the Trustee, directly to holders of Definitive Certificates in accordance with the procedures set forth in the Pooling and Servicing Agreement.

     The Additional Certificate will be issued in definitive form on the Issue Date in consideration of the sale of the Additional Balances that may, from time to time, be added to the Loans and to the Trust Fund.

     Definitive Certificates will be transferable and exchangeable at the offices of the Trustee or the certificate registrar. No service charge will be imposed for any registration of transfer or exchange, but the Trustee may require payment by the Beneficial Owner of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Other Certificates

     In addition to the Certificates, the Trust Fund will also issue the Additional Certificate which will represent the Seller's fluctuating interest in the Additional Balances. The Additional Balances serving as collateral for the

Additional Certificate will not serve as collateral for the Certificates. Although principal payments on each Loan with an Additional Balance are allocated to the Trust Balance of such Loan until such Trust Balance is reduced to zero, interest payments on the Loan and Net Liquidation Proceeds in respect thereof will only be available to Certificateholders according to the proportion the Additional Balance of such Loan stands in relation to the sum of the Trust Balance and the Additional Balance of such Loan. For the purposes of this Prospectus Supplement, the Additional Certificate will not be treated as a Certificate.

Assignment of Loans

     Pursuant to the purchase and Sale Agreement between the Seller and the Depositor, the Seller will sell, transfer, assign, set over and otherwise convey the Loans without recourse to the Depositor on the Issue Date. Pursuant to the Pooling and Servicing Agreement, the Depositor will sell, transfer, assign, set over and otherwise convey without recourse to the Trust in trust for the benefit of the Certificateholders and the Certificate Insurer all right, title and interest in and to each Loan. Each such transfer will convey all right, title and interest in and to (a) principal due to the extent of the Trust Balance and
(b) interest accruing thereon after the Cut-Off Date; provided, however, that the Seller will not convey, and the Seller reserves and retains all its right, title and interest in and to, (i) principal (including principal prepayments in full and curtailments (i.e., partial prepayments)) received on each such Loan on or prior to the Cut-Off Date and (ii) interest accrued on each Loan on or prior to the Due Date immediately preceding the Cut-Off Date.

     In connection with such transfer and assignment, the Depositor will cause to be delivered to the Trustee on the Issue Date the following documents (collectively, with respect to each Loan, the "Trustee's Mortgage File") with respect to each Loan:

     (a) The original Mortgage Note, endorsed by the holder of record without recourse in the following form: "Pay to the order of _____________________ without recourse" and signed in the name of the holder of record, and if by the Seller, by an authorized officer;

     (b) The original Mortgage with evidence of recording indicated thereon; provided, however, that if such Mortgage has not been returned from the applicable recording office, then such recorded Mortgage shall be delivered when so returned;

     (c) An assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located, in the name of the holder of record of the Loan by an authorized officer (with evidence of submission for recordation of such assignment in the appropriate real estate recording office for such Mortgaged Property to be received by the Trustee within _____ days of the Issue Date); provided, however, that assignments of mortgages shall not be required to be submitted for recording with respect to any Loan which relates to the Trustee's Mortgage File if the Trustee, each of the Rating Agencies and the Certificate Insurer shall have received an opinion of counsel satisfactory to the Trustee, each of the Rating Agencies and the Certificate Insurer stating that, in such counsel's opinion, the failure to record such assignment shall not have a materially adverse effect on the security interest of the Trustee in the Mortgage; provided, further, that any assignment not submitted for recordation within _____ days of the Issue Date shall be recorded upon the earlier to occur of (i) receipt by the Trustee of the Certificate Insurer's written direction to record such assignment, (ii) the occurrence of any Event of Default, as such term is defined in the Pooling and Servicing Agreement, or (iii) a bankruptcy or insolvency proceeding involving the Mortgagor is initiated or foreclosure proceedings are initiated against the Mortgaged Property as a consequence of an event of default under the Loan; provided, further, that if the related Mortgage has not been returned from the applicable recording office, then such assignment shall be delivered when so returned (and a blanket assignment with respect to such Mortgage shall be delivered on the Issue Date)

     (d) Any intervening assignments of the Mortgage with evidence of recording thereon;

     (e) Any assumption,  modification,  consolidation or extension  agreements;
and

     (f) (1) The policy of title insurance (or a commitment for title insurance if the policy is being held by the title insurance company pending recordation of the Mortgage) and the certificate of primary mortgage guaranty insurance, if any, issued with respect to any Loan with a credit limit or Principal Balance in excess of $_____ and any Loan which is in a first lien position.

     (2) The limited liability title assurance with respect to any Loan in a second lien position with a credit limit or Principal Balance between $_____ and $_____ and a second lien ratio greater than _____% and any Mortgage with a credit limit or Principal Balance between $_____ and $_____.

     Pursuant to the Pooling and Servicing Agreement, the Trustee agrees to execute and deliver on or prior to the Issue Date an acknowledgment of receipt of the Certificate Insurance Policies and, for each Loan, the original Mortgage Note, item (a) above, with respect to the Loans (with any exceptions noted). The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File within _____ Business Days after the Issue Date (or, with respect to any Qualified Substitute Loan, within _____ Business Days after the receipt by the Trustee thereof) and to deliver a certification generally to the effect that, as to each Loan listed in the Loan Schedule, (a) all documents required to be delivered to it pursuant to the purchase and Sale Agreement are in its possession, (b) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered, appears regular on its face and relates to such Loan, and (c) based on its examination and only as to the foregoing documents, certain information set forth on the Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date.

     If the Trustee or the Certificate Insurer during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received or is unrelated to the Loans, or that any Loan does not conform to the requirements above or to the description thereof as set forth in the Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Trustee, the Servicer, the Seller and the Certificate Insurer. The Seller agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Trustee. If, however, within _____ days after the Trustee's notice to it respecting such defect the Seller has not caused to be remedied the defect and the defect materially and adversely affects the interest of the Holders in the Trust Balance of the Loan or the interests of the Certificate Insurer, the Seller will either (i) substitute in lieu of such Loan a Qualified Substitute Loan and, if the then outstanding principal balance of such Qualified Substitute Loan is less than the applicable Trust Balance of such Loan as of the date of such substitution plus accrued and unpaid interest thereon, deliver to the Servicer as part of the related monthly remittance remitted by the Servicer the amount of any such shortfall (the "Substitution Adjustment") or (ii) purchase such Loan at a price equal to the outstanding Principal Balance of such Loan as of the date of purchase, plus the greater of (x) all accrued and unpaid interest thereon or (y) _____ days' interest thereon, computed at the related Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer, which purchase price shall be deposited in the Collection Account or Trustee Collection Account on the next succeeding Determination Date after deducting therefrom any amounts received in respect of such repurchased Loan or Loans and being held in the Collection Account or Trustee Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Loan (see "--Flow of Funds" below); provided, however, that the Seller may not purchase the Principal Balance of any Loan that is not in default or as to which no default is imminent pursuant to clause (ii) preceding unless the Seller has theretofore caused to be delivered to the Trustee an opinion of counsel knowledgeable in federal income tax matters which states that such a purchase would not constitute a prohibited transaction under the Code.

     A "Qualified Substitute Loan" is defined in the Pooling and Servicing Agreement as any Loan or Loans which will be assigned to the same Group as the deleted Loan which (i) has or have the same interest rate index and a margin over such index and maximum interest rate at least equal to those applicable to the deleted Loan if a HELOC and has or have an interest rate at least equal to the applicable deleted Loan if a HEL, (ii) relates or relate to a detached one-family residence or to the same type of residential dwelling as the deleted Loan and in each case has or have the same or a better lien priority as the deleted Loan with a Borrower having the same or better traditionally ranked credit status and is an owner-occupied Mortgaged Property, (iii) matures or mature no later than (and not more than one year earlier than) the deleted Loan,
(iv) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value Ratio of the deleted Loan,
(v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution)(which shall be the Trust Balance or Trust Balances thereof) not substantially less and not more than the Trust Balance of the deleted Loan as of such date, (vi) satisfies or satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto) and (vii) complies or comply as of the date of substitution with each representation and warranty set forth in the purchase and Sale Agreement.

Representations and Warranties of the Seller

     The Seller will represent, among other things, with respect to each Loan, as of the Issue Date, the following:

     (a) The information set forth in the Loan Schedule with respect to each Loan is true and correct;

     (b) All of the original or certified documentation constituting the Trustee's Mortgage Files (including all material documents related thereto) has been or will be delivered to the Trustee on the Issue Date or as otherwise provided in the purchase and Sale Agreement;

     (c) Each Mortgaged Property is improved by a one- to four-family residential dwelling, which does not include cooperatives or mobile homes other than permanently affixed, double-wide manufactured housing units, as defined in the FNMA Selling Guide, and does not constitute other than real property under state law;

     (d) Each Mortgage Note will provide for a schedule of Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date and to pay interest at the applicable Mortgage Interest Rate;

     (e) Each Mortgage is a valid, subsisting, enforceable and perfected first or second lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          (i) the lien of current real property taxes and assessments not yet due and payable;

          (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Loan and referred to or otherwise considered in the appraisal made for the originator of the Loan; and

          (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

     Any security interest created in property in addition to the Mortgaged Property is valid and perfected to the extent that such security interest is created by the related mortgage or deed of trust and may be perfected by filing or recording solely in the office where the mortgage or deed of trust is filed or recorded. The Mortgaged Property was not, as of the date of origination of the Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

     (f) Immediately prior to the sale of the Loan to the Depositor under the applicable purchase and Sale Agreement, (i) the Seller was the sole owner and holder of each Loan, (ii) each Loan was not otherwise assigned or pledged, (iii) the Seller had good, indefeasible and marketable title thereto, (iv) the Seller had full right to transfer and sell the Loan therein to the Depositor under such purchase and Sale Agreement free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest, and
(v) the Seller had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Loan to the Depositor under such purchase and Sale Agreement, and following the sale of each Loan, the Depositor will own such Loan free and clear of any encumbrance, equity interest, participation interest lien, pledge, charge, claim or security interest.

     (g) Each Mortgage Note is payable on the ___th day of each month. No HEL has a Mortgage Interest Rate of less than _____%. With respect to the HELOCs:
(i) the Mortgage Interest Rate and Monthly Payment are adjusted in accordance with the terms of the Mortgage Note; (ii) all required notices of interest rate and payment amount adjustments have been sent to the Mortgagor on a timely basis and the computations of such adjustments were properly calculated; and (iii) installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize, beginning, in the case of substantially all HELOCs, after the tenth anniversary, the Loan fully by the stated maturity date. Complete amortization of each HEL will occur over a term of ten or fifteen years from the date of origination and of each HELOC will generally occur over an original term of twenty years from the date of origination and ten years from the commencement of amortization. Such amortization with respect to each HELOC shall commence in the eleventh year of the original stated term to maturity; the first ten years of payments on the HELOC are not required to include payments of principal. All Mortgage Interest Rate adjustments with respect to each HELOC have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

     (h) Each Loan conforms, and all such Loans in the aggregate conform, to the description thereof set forth in this Prospectus Supplement; and

     (i) All of the Loans were originated in accordance with the related underwriting criteria set forth in this Prospectus Supplement.

     Pursuant to the Pooling and Servicing Agreement, upon the discovery by any of the Certificateholders, the Servicer, the Seller, the Certificate Insurer or the Trustee that any of the representations and warranties contained in the purchase and Sale Agreement have been breached in any material respect as of the Issue Date, with the result that the interests of the Certificateholders in the related Loan or the interests of the Certificate Insurer were materially and adversely affected (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach is required to give prompt written notice to the others of such persons. Subject to certain provisions of the purchase and Sale Agreement, within _____ days of the earlier to occur of the Seller's discovery or its receipt of written notice of any such breach, the Seller will (a) promptly cure such breach in all material respects, (b) remove each Loan which has given rise to the requirement for action by the Seller substitute one or more Qualified Substitute Loans and, if the outstanding principal amount of such Qualified Substitute Loans as of the date of such substitution is less than the outstanding Trust Balance, plus accrued and unpaid interest thereon of the replaced Loans as of the date of substitution, deliver to the _________ REMIC as part of the amounts remitted by the Servicer on such Remittance Date the amount of such shortfall, or (c) purchase such Loan at a price equal to the Trust Balance of such Loan as of the date of purchase plus the greater of (i) all accrued and unpaid interest thereon and (ii) _____ days' interest thereon computed at the Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer, and deposit such purchase price into the Trustee Collection Account on the next succeeding Determination Date after deducting therefrom any amounts received in respect of such repurchased Loan or Loans and being held in the Trustee Collection Account or the Certificate Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Loan; provided however, that any substitution of one or more Qualified Substitute Loans pursuant to clause (b) preceding must be effected not later than two years after the Issue Date unless the Trustee and the Certificate Insurer receive an opinion of counsel that such substitution would not constitute a prohibited transaction for purposes of the REMIC provisions of the Code and, provided, further, that the Seller may not purchase such Loan that is not in default or as to which no default is imminent pursuant to clause (c) preceding unless the Seller has theretofore caused to be delivered to the Trustee and the Certificate Insurer an opinion of counsel knowledgeable in Federal income tax matters in form and substance satisfactory to the Trustee to the effect that such a purchase would not constitute a prohibited transaction for purposes of the REMIC provisions of the Code or cause the _________ REMIC to fail to qualify as a REMIC at any time any Certificates are outstanding. The obligation of the Seller to cure such breach or to substitute or purchase any Loan constitutes the sole remedy respecting a material breach of any such representation or warranty to the Certificateholders, the Trustee and the Certificate Insurer.

Payments on the Loans

     The Pooling and Servicing Agreement provides that the Servicer, for the benefit of the Certificateholders, shall establish and maintain one or more Collection Accounts (each, a "Collection Account") and shall maintain a Collection Account with the Trustee (the "Trustee Collection Account"), and that each Collection Account will generally be a trust account maintained with a depository institution acceptable to each Rating Agency and the Certificate Insurer (any such account, an "Eligible Account"). The Servicer shall have the right to choose and relocate the Collection Account at any time, provided each Collection Account shall otherwise comply with the requirements of the preceding sentence and that there shall be a Trustee Collection Account. The Pooling and Servicing Agreement permits the Servicer to direct any depository institution maintaining a Collection Account to invest the funds in such Collection Account in one or more Permitted Investments, as defined above, that mature, unless payable on demand, no later than the Business Day preceding the date on which the Servicer is required to transfer any amounts included in such funds from such Collection Account to the Trustee Collection Account or to the Certificate Account, or, in the case of funds held in the Trustee Collection Account invested in any such Permitted Investments, from the Trustee Collection Account to the Certificate Account described below.

The Servicer is obligated to deposit or cause to be deposited in the Collection Account on a daily basis, amounts representing the following payments received and collections made by it after the Cut-Off Date (other than in respect of Monthly Payments on the Loans due on each Loan up to and including any Due Date occurring on or prior to the Cut-Off Date): (i) all payments on account of principal, including Principal Prepayments; (ii) all payments on account of interest on the Loans, (iii) all Liquidation Proceeds and all Insurance Proceeds to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices; (iv) all net revenues with respect to a Mortgaged Property held by the _________ REMIC; (v) all other amounts required to be deposited in the Collection Account pursuant to the Pooling and Servicing Agreement; and (vi) any amounts required to be deposited in connection with net losses realized on investments of funds in the Collection Account. The Pooling and Servicing Agreement further provides that all funds deposited in any

Collection Account that are to be included in the Servicer Remittance Amount related to a particular Remittance Date be transferred to the Trustee Collection Account not later than the close of business on the third Business Day prior to such Remittance Date.

     The Trustee will be obligated to set up an account (the "Certificate Account"), which is required to be an Eligible Account, into which the Servicer will deposit or cause to be deposited the Servicer Remittance Amount on the ___th day of each month (the "Servicer Remittance Date").

     The "Servicer Remittance Amount" for a Servicer Remittance Date and the indicated Group is equal to the sum of (i) all unscheduled collections of principal and interest on the related HELOCS in the case of Group I and the HELs in the case of Group II (including Principal Prepayments, Net REO Proceeds and Liquidation Proceeds, if any) collected by the Servicer during the related Due Period and all scheduled Monthly Payments on the HELOCs in the case of Group I and HELs in the case of Group II due on the related Due Date and received on or prior to the Business Day preceding such Servicer Remittance Date, (ii) all Periodic Advances made by the Servicer with respect to payments due to be received on the HELOCs in the case of Group I and the HELs in the case of Group II on the related Due Date and (iii) any other amounts required to be placed in a Collection Account by the Servicer in respect of the HELOCs in the case of Group I and the HELs in the case of Group II pursuant to the Pooling and Servicing Agreement but excluding the following:

     (a) amounts received on particular HELOCs in the case of Group I and HELs in the case of Group II as late payments of principal or interest and respecting which the Servicer has previously made an unreimbursed Periodic Advance;

     (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances made with respect to HELOCs in the case of Group I and HELs in the case of Group II by the Servicer;

     (c) those portions of each payment of interest on a particular HELOC in the case of Group I and HEL in the case of Group II which represent the Servicing Fee;

     (d) that portion of Liquidation Proceeds and REO Proceeds relating to HELOCs in the case of Group I and HELs in the case of Group II which represents any unpaid Servicing Fee or amounts included in Liquidation Proceeds and REO Proceeds allocated to the Additional Balances, see "Allocation of Payments of the Loans Between the Trust Balances and the Additional Balances;"

     (e) all income from Permitted Investments that is held in the Collection Account for the account of the Servicer;

     (f) all amounts in respect of late fees, assumption fees, prepayment fees and similar fees;

     (g) certain other amounts which are reimbursable to the Servicer, as provided in the Pooling and Servicing Agreement;

     (h) that portion of Net Foreclosure Profits with respect to HELOCs in the case of Group I and HELs in the case of Group II otherwise due to the Servicer as provided in the Pooling and Servicing Agreement; and

     (i) any amounts allocable to the Additional Balances not otherwise included in (a)-(h) above.

     See "Allocation of Payments of the Loans Between the Trust Balances and the Additional Balances."

     On each Remittance Date, any amount remaining on deposit in the Certificate Account following the deposit of the Servicer Remittance Amounts in excess of
(i) the amount of any Insured Payment, the Class A-1 Certificate Insurance Premium Amount, the Group II Certificate Insurance Premium Amount and any Trustee Fees then due the Trustee; (ii) the Class A-1 Formula Distribution Amount and the Group II Formula Distribution Amount (calculated for this purpose without regard to any required withdrawal from the Reserve Account or portion thereof included therein), (iii) any Reimbursement Amount (as defined herein) or other amount owed to the Certificate Insurer and (iv) the Reserve Account Deposit (as defined herein) for such Remittance Date shall, in accordance with the Pooling and Servicing Agreement, be distributed to the holder of the Class R Certificate. All principal payments not constituting Liquidation Proceeds collected with respect to an Additional Balance shall be made available to make payments on the Certificates to the extent that any unpaid Trust Balance related to such Loan remains outstanding, as described in the Pooling and Servicing Agreement.

Servicing Fees and Other Compensation and Payment of Expenses

     As compensation for its activities as Servicer under the Pooling and Servicing Agreement, the Servicer shall be entitled with respect to each Loan to the Servicing Fee, which shall be payable monthly from amounts on deposit in the Collection Account. The "Servicing Fee" shall be an amount equal to interest at one-twelfth of the Servicing Fee Rate for such Loan on the scheduled Principal Balance of such Loan at the end of the applicable Due Period. The "Servicing Fee Rate" with respect to each Loan will be _____% per annum. In the case that ________________ is no longer acting as Servicer, the Successor Servicer will be entitled to a Servicing Fee calculated at a Servicing Fee Rate of _____% per annum. In addition, the Servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Mortgage Notes, any late payment charges, assumption fees or similar items. The Servicer shall also be entitled to withdraw from the Collection Account any interest or other income earned on deposits therein. The Servicer shall pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided in the Pooling and Servicing Agreement.

     The Servicer may recover Periodic Advances and Servicing Advances from the Collection Account or the Trustee Collection Account to the extent permitted by the Pooling and Servicing Agreement and by the terms of the Loans or, if not recovered from the Mortgagor on whose behalf such Periodic Advance or Servicing Advance was made, from late collections on the related Loan, including Liquidation Proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Loan, or, in the case of Periodic Advances, from late collections of interest on any Loan. In the event a Periodic Advance or a Servicing Advance becomes a Nonrecoverable Advance, the Servicer may be reimbursed for such advance from the Certificate Account.

     The Servicer shall not be required to make any Periodic Advance or Servicing Advance which it determines would be a nonrecoverable Periodic Advance or nonrecoverable Servicing Advance (a "Nonrecoverable Advance"). A Periodic Advance or Servicing Advance is "nonrecoverable" if in the good faith judgment of the Servicer, such Periodic Advance or Servicing Advance is not ultimately recoverable.

Reserve Account

     The Reserve Account. On the Issue Date, an amount required by the Certificate Insurer, or a letter of credit evidencing the availability of such amount, will be deposited into the Reserve Account. On each Subsequent Transfer Date, the Seller will transfer an additional amount as required by the Certificate Insurer to the Reserve Account from the Pre-Funding Account (or provide a letter of credit in form and substance, and from a provider, acceptable to the Certificate Insurer evidencing the availability of an amount which, when aggregated with such transferred amount, will meet the requirements of the Certificate Insurer). With respect to the Certificates, the Pooling and Servicing Agreement generally provides separately with respect to each Group that, subject to certain floors and triggers, the Required Reserve Account Level may be reduced. In addition, certain triggers or conditions may cause the Required Reserve Account Level to be increased. The Pooling and Servicing Agreement requires that, on each Remittance Date, amounts on deposit in the Reserve Account will be withdrawn (or drawings under a letter of credit will be made) to make any necessary payments of the Class A-1 Credit Enhancement Distribution Amount and Group II Credit Enhancement Distribution Amount. Withdrawals from the Reserve Account (or drawings on a letter of credit) will be replenished (or reimbursed) from Reserve Account Deposits. Subject to certain limitations and requirements described in the Pooling and Servicing Agreement, distributions may be made to the owner of the Residual Certificate only from amounts on deposit in the Reserve Account in excess of the Required Reserve Account Level or from funds remaining on deposit in the Certificate Account after the making of any Reserve Account Deposits. Amounts on deposit in the Reserve Account will be invested in Permitted Investments. See "--Flow of Funds" below.

     The Pooling and Servicing Agreement provides that on any Remittance Date, all amounts collected on account of principal (other than any such amount allocable to the Holders of the Class R Certificates in respect of a reduction of the Required Reserve Account Level) during the related Due Period will be distributed to the Holders of the Class A Certificates on such Remittance Date. If any Loan became a Liquidated Loan during such Due Period, the Liquidation Proceeds net of certain liquidation expenses and any unreimbursed Periodic Advances made by the Servicer with respect to such Loan (such proceeds, the "Net Liquidation Proceeds") related to such Loan and allocated to principal may be less than the Trust Balance of the related Loan; the amount of any such insufficiency is a "Liquidated Loan Loss." In addition, the Pooling and Servicing Agreement provides that the Trust Balance of any Loan after it becomes a Liquidated Loan shall equal zero. However, recoveries of any amounts attributable to a Liquidated Loan will be considered an unscheduled collection of principal on the Remittance Date immediately following such recovery.

     The Certificate Insurance Policies. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment under the related Certificate Insurance Policy not later than the third Business Day prior to any Remittance Date as to which the Trustee has determined that an Insured Payment with respect to either the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, or the Class A-4 Certificates will be necessary. Investors in the Class A Certificates should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal.

Flow of Funds

     On each Remittance Date, the Trustee shall distribute, to the extent of funds on deposit in the Certificate Account and Insured Payments on deposit in the Certificate Account as follows:

          (a) to the Certificate Insurer, the Certificate Insurance Policy Premium Amount;

          (b) to the Trustee, an amount equal to the Trustee Fees then due to it:

          (c) from amounts then on deposit in the Certificate Account constituted by the Group I Available Amount (plus any Insured Payments an amounts withdrawn from the Reserve Fund relating to the Class A-1 Certificates), to the Class A-1 Certificateholders an amount equal to the Class A-1 Interest Distribution Amount and from amounts then on deposit in the Certificate Account constituted by the Group II Available Amount (plus any Insured Payments and amounts withdrawn from the Reserve Fund relating to the Class A-2 Certificates, the Class A-3 Certificates or the Class A-4 Certificates) to the Class A-2 Certificateholders an amount equal to the Class A-2 Interest Distribution Amount, to the Class A-3 Certificateholders an amount equal to the Class A-3 Interest Distribution Amount and to the Class A-4 Certificateholders an amount equal to the Class A-4 Interest Distribution Amount;

          (d) from amounts then on deposit in the Certificate Account constituted by the Group I Available Amount (plus any Insured Payments and amounts withdrawn from the Reserve Fund relating to the Class A-1 Certificates), to the Class A-1 Certificateholders an amount equal to the Principal Distribution Amount for Group I until the Class A-1 Principal Balance has been reduced to zero and from amounts then on deposit in the Certificate Account constituted by the Group II Available Amount (plus any Insured Payments and amounts withdrawn from the Reserve Fund relating to the Class A-2 Certificates, the Class A-3 Certificates or the Class A-4 Certificates), to the Class A-2 Certificateholders an amount equal to the Principal Distribution Amount for Group II until the Class A-2 Principal Balance has been reduced to zero, to the Class A-3 Certificateholders an amount equal to the Principal Distribution Amount for Group II until the Class A-3 Principal Balance has been reduced to zero and thereafter to the Class A-4 Certificateholders an amount equal to the Principal Distribution Amount for Group II until the Class A-4 Principal Balance has been reduced to zero;

          (e) from amounts then on deposit in the Certificate Account (excluding any Insured Payments) to the Certificate Insurer the lesser of (x) the excess of (i) such amount over (ii) the amount of any Insured Payment for such Remittance Date and (y) the amount of all Insured Payments and other payments made by the Certificate Insurer pursuant to the Certificate Insurance Policies which have not been previously repaid together with interest thereon at the rate set forth in the Certificate Insurance Agreement (the "Reimbursement Amount") as of such Remittance Date;

          (f) an amount equal to the lesser of (i) any amount then remaining in the Certificate Account after the applications described in clauses (a) through (e) above and (ii) the amount necessary to bring the amount on deposit in the Reserve Account to the Required Reserve Account Level (such lesser amount, the "Reserve Account Deposit") shall be deposited in the Reserve Account; and

          (g) following the making by the Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the Certificate Account, the Trustee shall distribute to the Holders of the Class R Certificates, the amount remaining on such Remittance Date, if any.

Notwithstanding the foregoing, the aggregate amount on all Remittance Dates to the Holders of the Class A Certificates on account of principal shall not exceed the Original Class A Principal Balance. Any amounts payable to the Additional Certificates shall be determined by the applicable Supplement to the Pooling and Servicing Agreement

Calculation of LIBOR

     The Class A-1 Certificates will bear a pass-through rate, in the case of the first Remittance Date, equal to _____%, and for each Remittance Date thereafter, equal to a per annum rate equal to the lesser of (a) the sum of (i) LIBOR on the second to the last Business Day prior to the preceding Remittance Date plus (ii) _____% and (b) the Weighted Average Rate Cap. For each Remittance Date after the first Remittance Date, on the second to the last business day preceding the prior Remittance Date (each such date, an "Interest Determination Date"), the Trustee will determine LIBOR for the succeeding Accrual Period for the Class A-1 Certificates (such "Accrual Period" to begin on the ___th day of the month preceding the month in which the Remittance Date occurs and ends on the day before such Remittance Date) on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuter Screen LIBO Page, as of _____ a.m. (London time) on such Interest Determination Date. As used in this section, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reuter Screen LIBO Page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuter Screen LIBO Page on the Interest Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by, or under common control with, the Depositor or any Seller.

     On each Interest Determination Date, LIBOR for the related Accrual Period for the Class A-1 Certificates will be established by the Trustee as follows:

     (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Due Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of _____%).

     (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Due Period shall be the higher of (x) LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of _____%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

     The establishment of LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-1 Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.

Weighted Average Rate Cap

     In the event that LIBOR exceeds the Prime Rate or the Prime Rate increases to a level that subjects the Mortgage Interest Rate for a Loan to a statutory maximum interest rate applicable to such Loan, it is possible that the Weighted Average Net Mortgage Interest Rate on the Loans for a related Due Period will be less than the amount of interest described in clause (a) of the section of the Summary of the Terms of the Certificates entitled "Interest, Class A-1 Pass-Through Rate." Therefore, the Class A-1 Pass-Through Rate is, on each Remittance Date, subject to the Weighted Average Rate Cap which is an annual rate equal to the weighted average Net Mortgage Interest Rate and, beginning on the ___th Remittance Date, the weighted average Net Mortgage Interest Rate for HELOCs minus _____%.

Report to Certificateholders

     Pursuant to the Pooling and Servicing Agreement, on each Remittance Date the Trustee will deliver to the Certificate Insurer, each Certificateholder and the Depositor a written report containing information including, without limitation, the amount of the distribution on such Remittance Date, the amount of such distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of each Class of the Class A Certificates as of such Remittance Date, the amount of any Insured Payment included in such distributions on such Remittance Date and such other information as required by the Pooling and Servicing Agreement.

                             SERVICING OF THE LOANS

The Servicer

     ________________ will act as the Servicer of the _________ REMIC and the Trust Fund. See "________________."

Collection and Other Servicing Procedures; Loan Modifications

     The Servicer will be obligated under the Pooling and Servicing Agreement to service and administer the Loans, on behalf of the _________ REMIC, solely in the best interests of and for the benefit of the Certificateholders and the Certificate Insurer in accordance with the terms of the Pooling and Servicing Agreement, and will have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more subservicers. Notwithstanding any such subservicing arrangement, the Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Servicer alone were servicing the Loans. The Servicer will be obligated under the Pooling and Servicing Agreement to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Notes and will be obligated, consistent with the other terms of the Pooling and Servicing Agreement, to follow such collection procedures as it would normally follow with respect to Loans comparable to the Loans and which are required to generally conform to the mortgage servicing practices of prudent mortgage lending institutions which service Loans of the same type as the Loans for their own account in the jurisdictions in which the related Mortgaged Properties are located. Consistent with the above, the Servicer will be permitted, in its discretion, to (i) waive any late payment charge or other charge in connection with any Loan, and (ii) arrange a schedule, running for no more than _____ days after the due date of any installment due under the related Mortgage Note, for the liquidation of delinquent items.

Realization Upon or Sale of Defaulted Loans

     Except as described below, the Servicer will be required to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will be required to follow such procedures as it follows with respect to similar Loans held in its own portfolio. However, the Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (i) such foreclosure and/or restoration will increase the proceeds of liquidation of the Loan to Certificateholders after reimbursement to itself for such expenses and (ii) such expenses shall be recoverable to it through liquidation proceeds (respecting which it shall reimburse itself for such expense prior to the deposit in the Collection Account of such proceeds).

     The Servicer will be permitted to foreclose against the Mortgaged Property securing a defaulted Loan either by foreclosure, by sale or by strict foreclosure, and in the event a deficiency judgment is available against the Mortgagor or any other person, may proceed for the deficiency.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be required to be issued to the Trustee, or to the Servicer on behalf of the Trustee, the Certificate Insurer and the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Loan, such Loan is required to be considered to be a Loan held in the _________ REMIC until such time as the related Mortgaged Property is sold and such Loan becomes a Liquidated Loan. Consistent with the foregoing, for purposes of all calculations under the Pooling and Servicing Agreement, so long as such Loan is an outstanding Loan:

          (i) It will be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous partial prepayments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect, except that such schedule shall be adjusted to reflect the application of proceeds received in any month pursuant to the succeeding clause.

          (ii) Net proceeds (after payment of Servicer's expenses related to disposition) from such property received in any month shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that title to the related Mortgaged Property was acquired by the _________ REMIC, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, net proceeds from such property received in any month shall be applied to the payment of installments of principal and accrued interest on such Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such net proceeds exceed the then unpaid REO amortization, the excess shall be treated as a partial principal prepayment received in respect of such Loan.

          (iii) Only that portion of such net proceeds on such a Loan allocable to interest that bears the same relationship to the total amount of net proceeds allocable to interest as the rate at which the Servicing Fee is determined bears to the Mortgage Interest Rate borne by such Loan shall be allocated to the Servicing Fee with respect thereto.

     In the event that the _________ REMIC acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Loan, such Mortgaged Property will be required to be disposed of by or on behalf of the _________ REMIC within two years after its acquisition by the _________ REMIC unless (a) the Trustee and the Certificate Insurer shall have received an opinion of counsel to the effect that the holding by the _________ REMIC of such Mortgaged Property subsequent to two years after its acquisition (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not cause the _________ REMIC to be subject to the tax on prohibited transactions imposed by Code Section 860F(a)(1), otherwise subject the Trust Fund or the _________ REMIC to tax or cause the _________ REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (b) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Code Section 856(e)(3), in which case the two-year period shall be extended by the applicable period. The Servicer will also be required to ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the _________ REMIC of any income from non-permitted assets as described in Code Section 860F(a)(2)(B), and that the _________ REMIC does not derive any "net income from foreclosure property" within the meaning of Code
Section 860G(c)(2), with respect to such property.

     In lieu of foreclosing upon any defaulted Loan, the Servicer may, in its discretion, permit the assumption of such Loan if, in the Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Servicer's underwriting guidelines with respect to Loans owned by the Servicer. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms will not be permitted to be changed. Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as servicing compensation. Alternatively, the Servicer may encourage the refinancing of any defaulted Loan by the Mortgagor.

     Notwithstanding the foregoing, prior to instituting foreclosure proceedings or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall make, or cause to be made, inspection of the Mortgaged Property in accordance with accepted servicing procedures, and, with respect to environmental hazards, substantially comparable to such procedures as are required by the provisions of the Federal National Mortgage Association's Selling and Servicing Guide applicable to single-family homes and in effect on the date hereof. The Servicer shall be entitled to rely upon the results of any such inspection made by others. In cases where the inspection reveals that such Mortgaged Property is potentially contaminated with or affected by hazardous wastes or hazardous substances, the Servicer shall promptly give written notice of such fact to the Certificate Insurer, the Trustee and each Class A Certificateholder. The Servicer shall not commence foreclosure proceedings or accept a deed-in-lieu of foreclosure for any Mortgaged Property where such inspection reveals potential contamination by hazardous waste without obtaining the consent of the Certificate Insurer.

Servicing and Other Compensation and Payment of Expenses

     In addition to the Servicing Fee, the Servicer is entitled under the Pooling and Servicing Agreement to retain additional servicing compensation in the form of assumption and other administrative fees, release fees, bad check charges, any other servicing-related fees, Net Liquidation Proceeds not otherwise required to be deposited in the Certificate Account pursuant to the Pooling and Servicing Agreement, earnings paid on Permitted Investments and amounts held on deposit as investment earnings on a Collection Account shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided for therein.

Enforcement of Due-on-Sale Clauses

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage or Mortgage Note, the Mortgagor remains liable thereon. The Servicer is also authorized, with the prior approval of the Certificate Insurer except as provided in the Pooling and Servicing Agreement, to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note.

Maintenance of Insurance Policies and Errors and Omissions and Fidelity Coverage

     The Servicer is required to cause to be maintained for each Loan a fire and hazard insurance policy with extended coverage on the related Mortgaged Property in an amount which is not less than the full insurable value of the Mortgaged
Property securing such Loan or the unpaid principal balance of such Loan, whichever is less. The Servicer will also be required to maintain or cause to be maintained fire and hazard insurance with extended coverage on each property acquired by the _________ REMIC by foreclosure or by deed in lieu of foreclosure in an amount which is at least equal to the lesser of (i) the full insurable value of the improvements which are a part of such property and (ii) the principal balance owing on such Loan at the time of such foreclosure or grant in lieu of foreclosure plus accrued interest and related liquidation expenses; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Loan, notwithstanding that the terms of such Loan so permit. No earthquake or other additional insurance other than flood insurance is, under the Pooling and Servicing Agreement, to be required of any Mortgagor or to be maintained by the Servicer other than pursuant to the terms of the related Mortgage Note or Mortgage and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     If the Mortgaged Property was located at the time of origination in a federally designated special flood hazard area, the Servicer will be obligated to cause to be maintained flood insurance in respect thereof to the extent available. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Loan, (ii) the full insurable value, and (iii) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If a Mortgaged Property was, at origination of the related Loan, in a federally designated special flood hazard area, the Servicer will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding sentence.

     Alternatively, the Servicer may obtain, at its own expense, a blanket insurance policy with an insurer insuring against fire and hazard losses on all of the Loans, which policy may contain a deductible clause, in which case the Servicer shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property a policy otherwise complying with the provisions described above, and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, deposit into the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.

     The Servicer will also be required under the Pooling and Servicing Agreement to maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer and

(ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond will, together, be substantially comparable to a policy or policies and bond otherwise complying with the requirements of FNMA for persons performing servicing for Loans purchased by FNMA.

     No pool insurance policy, special hazard insurance policy, bankruptcy bond or repurchase bond will be maintained with respect to the Loans, nor will any Loan be insured by any government or government agency.

Servicer Reports

     The Servicer is required to deliver to the Certificate Insurer, the Trustee, Standard & Poor's and Moody's, not later than the last day of the fifth month following the end of the Servicer's fiscal year an Officers' Certificate stating that (i) the Servicer has fully complied with the servicing provisions of the Pooling and Servicing Agreement, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under the Pooling and Servicing Agreement has been made under such officers' supervision, and
(iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default. The first such Officers' Certificate shall be delivered by the Servicer in _____.

     Not later than the last day of the fifth month following the end of the Servicer's fiscal year, the Servicer, at its expense, is required to cause to be delivered to the Certificate Insurer, the Trustee, Standard & Poor's and Moody's from a firm of independent certified public accountants (who may also render other services to the Servicer) a statement to the effect that such firm has examined certain documents and records relating to the servicing of the Loans during the preceding calendar year (or such longer period from the Issue Date to the end of the following calendar year) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers and that such examination has disclosed no exceptions or errors that, in the opinion of such firm, are material, except for such exceptions as shall be set forth in such statement.

Removal and Resignation of Servicer

     The Trustee, only at the direction of the Certificate Insurer or the majority Certificateholders, with the consent of the Certificate Insurer (in the case of any direction of the majority Certificateholders), may remove the Servicer upon the occurrence and continuation beyond the applicable cure period of an event described below:

          (a) any failure by the Servicer to remit to the Trustee any payment required to be made by the Servicer under the terms of the Pooling and Servicing Agreement which continues unremedied beyond any grace period permitted by the Certificate Insurer;

          (b) the failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of _____ days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer;

          (c) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Pooling and Servicing Agreement, or the breach of any representation and warranty set forth in the Pooling and Servicing Agreement, which continues unremedied for a period of _____ days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of ______ days;

          (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

          (f) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (g) the delinquency or loss experience of the Loan pool exceeds certain levels specified in the Pooling and Servicing Agreement.

     The Servicer may not assign its obligations under the Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the Servicer, _________ (if _________ is not the Servicer), the Certificate Insurer and the Trustee, or upon the determination that the Servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer without the incurrence, in the reasonable judgment of the Certificate Insurer, of unreasonable expense. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

     Upon removal or resignation of the Servicer, the Trustee has agreed to be the Successor Servicer (the "Successor Servicer"). The Trustee, as Successor Servicer, will be obligated to make Periodic Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the Trustee is unwilling or unable to act as Successor Servicer, or if the majority Certificateholders (with the consent of the Certificate Insurer) or the Certificate Insurer so requests, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer any established Loan servicing institution acceptable to the Certificate Insurer having a net worth of not less than $__________ as the Successor Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     The Trustee and any other Successor Servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation as the Servicer. See "--Servicing and Other Compensation and Payment of Expenses" above.

Termination; Purchase of Loans

     The _________  REMIC will  terminate  upon notice to the Trustee of either:
(a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing.

     The Servicer or Seller may, at its option and at its sole cost and expense (and if such option is not exercised by the Servicer or the Seller, the Certificate Insurer may, in accordance with the provisions of the Pooling and Servicing Agreement, at its option and at its sole cost and expense), terminate the related Group on any date on which the aggregate Class A-1 Principal Balance or the sum of the Class A-2 Principal Balance, the Class A-3 Principal Balance and the Class A-4 Principal Balance, respectively, is less than _____% of the aggregate initial Trust Balances of the Loans in the related Group plus the amount of the Original Group I Pre-Funded Amount or the Original Group II Pre-Funded Amount, as applicable by purchasing, on the next succeeding Remittance Date, all of the property of the REMIC relating to such Group at a price equal to the sum of (a) the greater of (i) _____% of the Trust Balance of each related outstanding Loan and each related REO Property and (ii) the fair market value (disregarding accrued interest) of the Loans and REO Properties, determined as the average of three written bids (copies of which are to be delivered to the Trustee and the Certificate Insurer by the Servicer and the reasonable cost of which may be deducted from the final purchase price) made by nationally recognized dealers and based on a valuation process which would be used to value comparable Loans and REO property, (b) the greater of (i) aggregate amount of accrued and unpaid interest on the Trust Balances of the related Loans through the related Due Period and (ii) _____ days' accrued interest thereon at a rate equal to the Mortgage Interest Rate, in each case net of the Servicing Fee, and (c) any unreimbursed amounts due to the Certificate Insurer under the Pooling and Servicing Agreement or the Certificate Insurance Agreement. No such termination is permitted without the prior written consent of the Certificate Insurer if it would result in a draw on either Certificate Insurance Policy.

Amendment

     The Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee by written agreement, upon the prior written consent of the Certificate Insurer (which consent shall not be withheld if, in the opinion of counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the
Certificateholders unless such consent would adversely affect the interests of the Certificate Insurer), without notice to, or consent of, the
Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement, provided that such action shall not, as evidenced by an opinion of counsel delivered to, but not obtained at the expense of, the Trustee, adversely affect in any material respect the interests of any Certificateholder of any outstanding Class (or _____% of the Class of Certificateholders so affected shall have consented); and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of such party.

     The Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer (which consent shall not be withheld if, in the opinion of counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Certificateholders unless such consent would adversely affect the interests of the Certificate Insurer), and the Holders of the majority of the Percentage Interest in the Class A Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Certificate Insurer receives an opinion of counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the _________ REMIC as a REMIC or cause a tax to be imposed on the Trust Fund or the _________ REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of _____% of each Class of Certificates affected thereby.

     The purchase and Sale Agreement contains substantially similar restrictions regarding amendment.

                                  THE TRUSTEE

     _________, a _________, has been named Trustee pursuant to the Pooling and Servicing Agreement. The Trustee will serve initially as the custodian of the Trustee's Mortgage Files. The Pooling and Servicing Agreement provides that the Trustee shall be entitled to a fee (the "Trustee Fee") in respect of its services as Trustee.

     Trustee shall at all times be a banking association organized and doing business under the laws of any State or the United States of America subject to suspension or examination by federal or state authority, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $[ ], whose long-term deposits, if any, are rated at least "[BBB]" by [Standard & Poor's] and [Baa2] by [Moody's], or such lower rating as may be approved in writing by the Certificate Insurer and reasonably acceptable to the Certificate Insurer as evidenced in writing. If at any time the Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, it shall resign immediately in the manner and with the effect specified in the Pooling and Servicing Agreement.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by a successor trustee acceptable to the Certificate Insurer.

     The Trustee, or any trustee or trustees hereafter appointed, may resign at any time in the manner set forth in the Pooling and Servicing Agreement. Upon receiving notice of resignation, the Servicer shall promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Pooling and Servicing Agreement. The Servicer will deliver a copy of the instrument used to appoint a successor trustee to the Certificateholders, the Certificate Insurer and the Depositor, and upon acceptance of appointment by a successor trustee in the manner provided in the Pooling and Servicing Agreement, the Servicer will give notice thereof to the Certificateholders. If no successor trustee shall have been appointed and have accepted appointment within _____ days after the giving of such notice of
resignation,   the  resigning  trustee  may  petition  any  court  of
competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     If the Trustee fails to perform in accordance with the terms of the Pooling and Servicing Agreement, the Certificate Insurer or the majority Certificateholders with the consent of the Certificate Insurer, may remove the Trustee under the conditions set forth in the Pooling and Servicing Agreement and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or the _________ REMIC or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, including the _________ REMIC, and to vest in such person or persons, in such capacity, such title to the Trust Fund or the _________ REMIC, or any part thereof, and, subject to the provisions of the Pooling and Servicing Agreement, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.

                       THE CERTIFICATE INSURANCE POLICIES
                          AND THE CERTIFICATE INSURER

     The following information has been supplied by the Certificate Insurer for inclusion in this Prospectus Supplement.

  [DETAILS OF THE CERTIFICATE INSURANCE POLICIES AND THE CERTIFICATE INSURER]

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     An election will be made to treat the _________ REMIC as a REMIC for federal income tax purposes. Dewey Ballantine L.L.P, special tax counsel to the Depositor, will deliver its opinion that, assuming compliance with the Pooling and Servicing Agreement, the _________ REMIC will be treated as a REMIC for Federal income tax purposes. The Class A Certificates will be designated as the regular interests in the _________ REMIC, and the Class R Certificates will be designated as the residual interest in the _________ REMIC. The Class R Certificates are "Residual Interests" for purposes of the Prospectus.

     The Certificates will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, and "real estate assets" for real estate investment trusts, to the extent described in the Prospectus.

     The Class A-1 Certificates will qualify as regular interests under the REMIC rules because they will receive interest at a variable rate subject to a "funds-available cap." The funds-available cap will limit the amount of interest to be paid on the Class A-1 Certificates to the aggregate payments of interest and principal concurrently made on the underlying Loans (net of certain fees and other amounts). The Class A-1 Certificates will be issued with original issue discount because under certain circumstances all or a portion of the interest that has accrued at the variable rate may not be paid currently.

     The Class A Certificates generally will be treated as debt instruments for federal income tax purposes. Beneficial owners (or registered holders, in the case of Definitive Certificates) of the Class A Certificates will be required to report income on such Certificates in accordance with the accrual method of accounting.

     The Class A Certificates (other than the Class A-1 Certificates) will not be issued with original issue discount for Federal income tax purposes. The prepayment assumption that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered de minimis, and that may be used by a holder of a Class A Certificate to amortize premium, will be calculated, with respect to the Class A-1 Certificates, using _____% CPR and with respect to the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, using _____% CPR in the first month and an additional _____% per annum in each month after the first month until the tenth month, and in each month thereafter, using _____% CPR. See "Material

Federal Income Tax Consequences--REMIC Securities " in the Prospectus. No representation is made as to the actual rate at which the Loans will prepay

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each a "Plan") and (d) persons who have certain specified relationships to such Plans ("Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party-in-Interest or Disqualified Person with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and Parties-in-Interest or Disqualified Persons with respect to such Plans.

     On _____________, the DOL issued to the Underwriter an individual administrative exemption, Prohibited Transaction Exemption 90-32, 55 Fed. Reg. 23147 (the "Exemption"), from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by an ERISA Plan of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. Among the conditions that must be satisfied for the Exemption to apply are the following:

          a. The acquisition of the Class A Certificates by a Plan is on terms (including the price for the Class A Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          b. The rights and interests evidenced by the Class A Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

          c. The Class A Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's, Moody's, Duff & Phelps Inc. ("D&P") or Fitch Investor Service, Inc. ("Fitch");

          d. The sum of all payments made to the Underwriter in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for underwriting the Class A Certificates. The sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith;

          e. The Trustee is not an affiliate of any other member of the Restricted Group (as defined below); and

          f. The Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

The Trust Fund also must meet the following requirements:

          a. The corpus of the Trust Fund must consist solely of assets of the type which have been included in other investment pools;

          b. certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, D&P or Fitch for at least one year prior to the Plan's acquisition of certificates; and

          c. certificates evidencing interests in such other investment pools must have been purchased by investors other than plans for at least one year prior to any Plan's acquisition of Class A Certificates.

     In order for the Exemption to apply to certain self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes the Plan to acquire Class A Certificates. the Exemption requires, among other matters, that: (i) in the case of an acquisition in connection with the initial issuance of Certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the Trust Fund is acquired by persons independent of the Restricted Group (as defined below); (ii) such fiduciary (or its affiliate) is an obligor with respect to _____ percent or less of the fair market value of the obligations contained in the Trust; (iii) the Plan's investment in Class A Certificates does not exceed twenty-five percent (_____%) of all of the certificates outstanding at the time of the acquisition and (iv) immediately after the acquisition, no more than twenty-five percent (_____%) of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     The Exemption does not apply to certain prohibited transactions in the case of Plans sponsored by the Underwriter, the Trustee, the Servicer, any obligor with respect to the Loans constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, any entity deemed to be a "sponsor" of the Trust Fund as such term is defined in the exemption, or any affiliate of any such party (the "Restricted Group").

     Subject to the foregoing, the Depositor believes that following the reduction of the Pre-Funded Amount for the related Group to zero the Exemption will apply to the acquisition and holding of the Class A Certificates by Plans and that all conditions of such exemption other than those within the control of the investors have been met. Prior to the reduction of the Pre-Funded Amount for the related Group to zero, the purchase or holding of Class A Certificates by a fiduciary of any employee benefit plan or other retirement arrangement subject to the ERISA, or the Code could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. Accordingly, prior to such reduction, the assets of such plans or arrangements may not be used to purchase the Class A Certificates.

     Before purchasing a Class A Certificate, a fiduciary of an ERISA Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and whether the conditions of the Exemption will be applicable to the Class A Certificates. Any fiduciary of an ERISA Plan considering whether to purchase a Class A Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such a governmental plan may be subject to a federal, state, or local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under Similar Law.

     The sale of Certificates to an ERISA Plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by ERISA Plans generally or any particular ERISA Plan, or that this investment is appropriate for ERISA Plans generally or any particular ERISA Plan.

                                LEGAL INVESTMENT

     The Class A Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). The Other Certificates representing interests in other Loans transferred to the Trust Fund after the Cut-Off Date may or may not constitute such "mortgage related securities." Prospective purchasers of the Other Certificates should consult their own legal, tax and accounting advisors in determining the suitability of and consequence to them of the purchase, ownership and disposition of any Other Certificates determined to be "mortgage related securities."

     Additionally, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve
System,  the  Federal  Deposit  Insurance  Corporation,  the  Office  of  Thrift
Supervision, the National Credit Union Administration or state banking or insurance authorities should review applicable rules, supervisory policies and guidelines of these agencies before purchasing any of the Class A Certificates or Other Certificates, since such Class A Certificates or Other Certificates may be deemed to be unsuitable investments under one or more of these rules, policies and guidelines and certain restrictions may apply to such investments. It should also be noted that certain states have enacted legislation limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities. Investors should consult with their own legal advisors in determining whether and to what extent the Class A Certificates and Other Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions of the Underwriting Agreement dated as of _________ (the "Underwriting Agreement") between the Depositor and _________ (the "Underwriter"), the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor the Class A Certificates.

     The Depositor is obligated to sell, and the Underwriter is obligated to purchase, all of the Class A Certificates offered hereby if any are purchased.

     The Underwriter has advised the Depositor that it proposes to offer the Class A Certificates purchased by the Underwriter for sale from time to time in one or more negotiated transactions or otherwise, at market prices prevailing at the time of sale. at prices related to such market prices or at negotiated prices. The Underwriter may effect such transactions by selling such Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter or purchasers of the Class A Certificates for whom they may act as agent. Any dealers that participate with the Underwriter in the distribution of the Class A Certificates purchased by the Underwriter may be deemed to be underwriters, and any discounts or commissions received by them or the Underwriter and any profit on the resale of Class A Certificates by them or the Underwriter may be deemed to be underwriting discounts or commissions under the Securities Act.

     For further information regarding any offer or sale of the Class A Certificates pursuant to this Prospectus Supplement and the Prospectus, see "Plan of Distribution" in the Prospectus.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter or contribute to losses arising out of certain liabilities, including liabilities under the Act.

     [_________ is an affiliate of the Depositor.]

                                    RATINGS

     It is a condition to the original issuance of the Class A Certificates that they will receive ratings of "[AAA]" by [Standard & Poor's] and "[Aaa]" by [Moody's]. The ratings assigned to the Class A Certificates will be based on the claims-paying ability of the Certificate Insurer. Explanations of the significance of such ratings may be obtained from Moody's Investors Services, Inc., 99 Church Street, New York, New York 10007 and Standard & Poor's Rating Group, 25 Broadway, New York, New York 10004. Such ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A Certificates.

                               REPORT OF EXPERTS

     The consolidated financial statements of _________ and subsidiaries as of _________ and ____and for each of the three years in the period ended _______, incorporated by reference into this Prospectus Supplement have been audited by ______________. , independent accountants, as set forth in their report thereon incorporated by reference herein in reliance upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters in connection with the Class A Certificates will be passed upon for ________________ by ___________ Counsel to _____ and for the Depositor and the Underwriter by __________. Certain legal matters relating to the Certificate Insurer and the Certificate Insurance Policies will be passed upon for the Certificate Insurer by ____________.

                        INDEX OF SIGNIFICANT PROSPECTUS
                             SUPPLEMENT DEFINITIONS

Term                                                                        Page
----                                                                        ----

_________                                                                    45
_________ _________                                                          21
_________ REMIC                                                               1
Accrual Period                                                               66
Additional Certificate                                                       46
Business Day                                                                 66
Capitalized Interest Account                                                  7
CEDEL Participants                                                           56
Certificate Account                                                          62
Certificate Insurance Policies                                                1
Certificate Insurer                                                           1
Certificates                                                                  1
Class A Certificates                                                          1
Class A-1 Certificates                                                        1
Class A-2 Certificates                                                        1
Class A-3 Certificates                                                        1
Class R Certificates                                                          1
Collection Account                                                           62
Cooperative                                                                  56
CPR                                                                          48
Cut-Off Date                                                                 22
D&P                                                                          75
Definitive Certificate                                                       55
Disqualified Persons                                                         74
Eligible Account                                                             62
ERISA                                                                        74
Euroclear Operator                                                           56
Euroclear Participants                                                       56
European Depositaries                                                        55
Exemption                                                                    75
Financial Intermediary                                                       55
Fitch                                                                        75
Gross Margin                                                                 23
Group                                                                         1
Group I                                                                       1
Group II                                                                      1
HELOCs                                                                        1
HELs                                                                          1
HEP                                                                          48
Indirect Participants                                                        55
Interest Determination Date                                                  66
Lifetime Rate Caps                                                           23
Lifetime Rate Floors                                                         23
Liquidated Loan Loss                                                         64
Loan Agreement                                                               22
Loans                                                                         1
Money Rates                                                                   1
Mortgaged Properties                                                         22
Mortgages                                                                    22
Net Liquidation Proceeds                                                     64
Nonrecoverable Advance                                                       64
Participants                                                                 54
Parties-in-Interest                                                          74
Permitted Investment                                                         52
Plan                                                                         74
Plan of Distribution                                                          1

Pre-Funding Account                                                           2
Prepayment Assumption                                                        48
Qualified Substitute Loan                                                    60
Reference Banks                                                              66
Reimbursement Amount                                                         65
Relevant Depositary                                                          55
REMIC                                                                         2
Remittance Date                                                               2
Reserve Account Deposit                                                      65
Restricted Group                                                             76
Reuter Screen LIBO Page                                                      66
Risk Factors                                                                  1
Rules                                                                        55
Servicer Remittance Date                                                     62
Similar Law                                                                  76
SMMEA                                                                        76
Sponsor                                                                      76
Subsequent Loans                                                              2
Substitution Adjustment                                                      59
Successor Servicer                                                           71
Terms and Conditions                                                         56
Trust                                                                         1
Trust Fund                                                                    1
Trustee Collection Account                                                   62
Trustee Fee                                                                  73
Trustee's Mortgage File                                                      58
Underwriter                                                                   1
Underwriting Agreement                                                       77

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby by anyone in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.

                               TABLE OF CONTENTS

                                                                            Page

                             PROSPECTUS SUPPLEMENT

SUMMARY TERMS OF THE CERTIFICATES .........................................   3
RISK FACTORS ..............................................................  21
DESCRIPTION OF THE LOANS ..................................................  22
[DETAILS OF SELLER] .......................................................  44
[DETAILS OF SERVICER] .....................................................  44
ALLOCATIONS OF PAYMENTS ON THE HELOCS BETWEEN THE
TRUST BALANCES AND THE ADDITIONAL BALANCES ................................  45
PREPAYMENT AND YIELD CONSIDERATIONS .......................................  46
DESCRIPTION OF THE CERTIFICATES ...........................................  52
SERVICING OF THE LOANS ....................................................  64
THE TRUSTEE ...............................................................  69
THE CERTIFICATE INSURANCE POLICIES AND THE CERTIFICATE
INSURER ...................................................................  70
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS .................................  70
ERISA CONSIDERATIONS ......................................................  71
LEGAL INVESTMENT ..........................................................  74
PLAN OF DISTRIBUTION ......................................................  75
RATINGS ...................................................................  75
REPORT OF EXPERTS .........................................................  75
LEGAL MATTERS .............................................................  75
INDEX OF SIGNIFICANT PROSPECTUS SUPPLEMENT DEFINITIONS ....................  76

                                   PROSPECTUS

Summary of Prospectus .....................................................   5
Risk Factors ..............................................................
Prospectus Supplement .....................................................   3
Reports to Holders ........................................................   3
Available Information .....................................................   3
Incorporation of Certain Documents by Reference ...........................   4
Summary of Prospectus .....................................................   5
Risk Factors ..............................................................  15
Description of the Securities .............................................  18
The Trust Funds ...........................................................  22
Credit Enhancement ........................................................  27
Servicing of Loans ........................................................  30
The Agreements ............................................................  36
Certain Legal Aspects of the Loans ........................................  43
The Depositor .............................................................  51
Use of Proceeds ...........................................................  51
Material Federal Income Tax Consequences ..................................  51
State Tax Considerations ..................................................  63
ERISA Considerations ......................................................  63
Legal Investment ..........................................................  66
Plan of Distribution ......................................................  66
Legal Matters .............................................................  66
Glossary of Terms .........................................................  67

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                                ----------------
                                Trust _________

                                ----------------
                                    (Seller)

                                ----------------
                                   (Servicer)

                                       &



                        Home Equity Securitization Corp.

                                  (Depositor)

                                  $----------
                             Class A-1 Certificates

                                  $----------
                             Class A-2 Certificates

                                  $----------
                             Class A-3 Certificates

                                  $----------
                             Class A-4 Certificates

                      Mortgage Pass-Through Certificates,
                                Series _________

                          ----------------------------

                             PROSPECTUS SUPPLEMENT

                          ----------------------------





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